                                                                Exhibit 10.29

DATED December 18, 2001
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(1)        U.S.C. EUROPE U.K. LIMITED

(2)        CHELSEA (GENERAL PARTNER) LIMITED
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                            AGREEMENT FOR SALE
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                of freehold factory premises at Scotts Road
                        Southall Middlesex UB2 5HD
                                 EVERSHEDS
                               Senator House
                         85 Queen Victoria Street
                              London EC4V 4JL
                            Tel: 020 7919 4500
                            Fax: 020 7919 4919

                                                     CONTENTS

Clause                                                                                                     Page

Schedules

                                                    PARTICULARS

Date                                                                                             December 18, 2002

Seller                            U.S.C.  EUROPE U.K. LIMITED  (registered number 3183159) whose registered office is at Scotts Road Southall Middlesex UB2 5DH.
Buyer                             CHELSEA (GENERAL PARTNER) LIMITED  (registered  number 2127157) whose registered office is at 7 Stratford Place  London  W1C 1ST
Tenant                            SCOTTS ROAD INDUSTRIES  LIMITED  (registered  number  04229858) whose registered office is at Scotts Road Southall Middlesex UB2 5DH.
Buyer's Solicitors                HERBERT SMITH of Exchange House  Primrose Street  London  EC2A 2HS
                                  (Ref:  Christopher  de Pury tel:  020 7374  8000  fax:    020 7374 0888  e-mail:
                                  christopher.de-pury@herbertsmith.com)
Completion Date                   14 December 2001
Deposit                           £500,000 (Five Hundred Thousand Pounds).
First Tranche Price               £6,112,500  (Six Million One Hundred and Twelve  Thousand  Five Hundred  Pounds)
                                  credit being given for the Deposit already paid
Overage                           means overage payable pursuant to Schedule 5
Price                             (a)        £8,105,000  (Eight  Million  One Hundred  and Five  Thousand  Pounds)
                                             comprising  the  aggregate of the First  Tranche Price and the Second
                                             Tranche Price and

                                  (b)        (if payable) the Overage
Property                          The freehold property registered at HM Land Registry under the Title Numbers

Second Land Vacation Date         means the date that both the Seller and the Tenant have  vacated the Second Land and all remaining  parts of the Property in accordance  with this  Agreement and the Lease
Second Tranche Payment Date       the date specified in a Second Tranche Payment Date Notice
Second Tranche Price              £1,992,500  (One  Million  Nine  Hundred and Ninety Two  Thousand  Five  Hundred
                                  Pounds)
Seller's Security                £1,112,500  (One Million One Hundred and Twelve  Thousand  Five Hundred  Pounds)
                                  being a payment  by way of  deposit  by the  Seller  to the Buyer to secure  the obligation  of the Seller to procure  that the Tenant  vacate the Second Land on the expiry of the Lease
Seller's Solicitors               Eversheds  of  Senator  House 85 Queen  Victoria  Street  London  EC4V 4JL (Ref:
                                  Adrian    Biggs    Tel:    02079194500    Fax:    0207    919    4919    e-mail:
                                  adrianbiggs@eversheds.com).
Title Number(s)                   AGL 56598 and AGL57478

7

THIS AGREEMENT is made on the date set out in the Particulars

BETWEEN

(1)      the Seller;

(2)      the Buyer

OPERATIVE PROVISIONS

1.       INTERPRETATION

1.1      Defined terms

           In this Agreement, the following words and expressions have the following meanings:

          "1954 Act"                                 The Landlord and Tenant Act 1954 (Part II)
          "1994 Act"                                 The Law of Property (Miscellaneous Provisions) Act 1994
          "Actual Completion"                        actual  completion of the Property (as the case may be) and
                                                     "Date  of   Actual   Completion"   is  to  be   interpreted
                                                     accordingly
          "Buyer's Works"                            means  the  carrying  out of the  following  works  Without
                                                     Material Interference:

                                                     (a)        the  demolition  of  existing  buildings  on the
                                                                First Land;  and

                                                     (b)        any interface or  accommodation  works requisite
                                                                for the above works to be carried out; and

                                                     (c)        any works that the Buyer  requires to be carried
                                                                out and agreed by the Seller such  agreement not
                                                                to be unreasonably withheld or delayed

                                                     all such works to be  carried  out  pursuant  to the Method
                                                     Statement
          "Commercial Conditions"                    the Standard Commercial Property Conditions (First Edition)
          "Contract Rate"                            4% per annum above the base  lending rate from time to time of National Westminster Bank PLC
          "Expert Determination"                     means  determination by an independent  chartered  surveyor having at least ten years  experience  acting as a quantity surveyor  appointed  at the request of either party to this
                                                     Agreement by the  President for the time being of the Royal
                                                     Institution  of  Chartered  Surveyors  who  shall act as an expert and not an arbitrator  and whose costs shall be paid as he shall direct.
          "First Land"                               the land and buildings which are not comprised in the Lease
          "Method Statement"                         the method  statement  attached at Annexure 6 together with such  additions and  variations  required from time to time by the Seller acting  reasonably  and approved by the Buyer
                                                     (such approval not to be unreasonably  withheld or delayed)
                                                     or required by the Buyer and  approved by the Seller  (such approval  not  to  be  unreasonably  withheld  or  delayed)
                                                     regulating the manner in which after  Completion but before the Second Land  Vacation Date the Buyer will carry out the
                                                     Buyer's  Works so as to ensure that the Seller may continue to occupy  the parts of the  Property  demised by the Lease for its  business  Without  Material  Interference  and the
                                                     Method  Statement  shall include  reasonable  provision for the following matters as relevant from time to time:

                                                     (a)      access to those  parts of the  Property  from time
                                                                to time  occupied  by the  Seller  and the Buyer
                                                                respectively  including the  establishment  of a
                                                                temporary rear access route

                                                     (b)      the provision of fencing (and  temporary  fencing)
                                                                between the parts of the  Property  which remain
                                                                occupied by the Seller and the  remainder of the
                                                                Property occupied by the Buyer

                                                     (c)      the  provision  of  security  by the  Buyer to the
                                                                Property

                                                     (d)      the  Buyer's   demolition   works   including  the
                                                                minimisation  of dust by use of water sprays and
                                                                the  location  of any  crushing  plant away from
                                                                both the Seller's can  production  lines and the
                                                                residential areas adjoining or near the Property

                                                     (e)      the   maintenance   of  sufficient   and  adequate
                                                                services   including   electricity   gas   water
                                                                telecommunication    and    data    transmission
                                                                services  including  ISDN  lines  and  foul  and
                                                                surface water drainage

                                                     and which  Method  Statement  is  otherwise as specified in clause 2.5

          "Particulars"                              the Particulars set out at the front of this Agreement
          "Plan"                                     the plan or plans attached to this Agreement
          "Priority Deed"                            means a sufficiently  binding deed or other documents given by all  parties  (if any)  having a charge over the Buyer's assets which is capable of taking  priority to the Seller's
                                                     Charge  in  a  form   acceptable  to  the  Seller   (acting
                                                     reasonably)
          "Resolutions"                              means board  resolutions of the Buyer  supporting the entry into the Seller's  Charge in the form of the annexed drafts comprising Annexure 4
          "Second Land"                              all the land and buildings  comprising part of the Property and demised (or to be demised) by the Lease
          "Second Tranche Payment Date Notice"       means a notice given by the Seller to the Buyer  specifying a Working Day at least five Working  Days after  service of the Notice on which Vacant  Possession  of the whole of the
                                                     Property will be given to the Buyer
          "Seller's Charge"                          means a charge over the  Property to secure  payment of the
                                                     Seller's  Loan and the Second  Tranche Price to be given by the Buyer to the  Seller  in the form of the  draft  charge comprising Annexure 3
          "Lease"                                    means  the  lease  granted  by  the  Buyer  to  the  Tenant
                                                     on           2001           in           the           form
                                                     attached at Annexure 5
          "Secretary of State"                       means  the   Secretary   of  State  for   Transport   Local
                                                     Government  and the  Regions  or the  person  for the  time being  discharging  the  duties  for  the  purpose  of this
                                                     Agreement
          "Seller's Works"                           the following works:-

                                                     (a)      the removal of gas and propane  tanks (but not any
                                                                underground tanks) from the Property

                                                     (b)      the  removal  of  asbestos  from the ovens  within
                                                                existing  buildings  (but not  elsewhere  in the
                                                                Property (if any)

                                                     (c)      the   clearance  of  rubbish  from  parts  of  the
                                                                Property  vacated by the Seller pursuant to this
                                                                Agreement

                                                     (d)      the removal of such of the  fixtures  and fittings
                                                                (including  "Landlord's"  fixtures and fittings)
                                                                and the Seller's  plant and  equipment  from the
                                                                parts of the  Property  vacated by the Seller as
                                                                the Seller may require  without  any  obligation
                                                                to make good any damage so caused  but  provided
                                                                that the  Seller  shall  not as a result of such
                                                                removal  works  leave  the  Property  encumbered
                                                                with  rubbish  or in such a state and  condition
                                                                which would  increase the cost of  demolition of
                                                                the  Property  from the cost  which  would  have
                                                                been applicable in the absence of such removal
          "Third Party"                              means any party other than the Seller or the Buyer
          "Title Matters"                            the   agreements,   covenants,   declarations,   easements,
                                                     exceptions,  provisions,  reservations,   stipulations  and
                                                     other matters set out in Schedule 2
          "VAT"                                      Value Added Tax
          "VATA"                                     Value Added Tax Act 1994
          "Without Material Interference"            means without any material  interference and disturbance to the Seller and the  business  carried on by it by the Buyer subject  and  provided  that the Seller will in running its said business use all  reasonable  endeavours to co-operate with the Buyer and  assist  the Buyer in  carrying  out any works to which this  definition  applies in such  manner as will  facilitate  the  Buyer  in  carrying  out  its  works without such  interference  or disturbance  and will on the
                                                     Buyer's  request  consult with the Buyer in the planning of any such works  (including  as to the timing and the manner in which they are carried out) to achieve the same
          "Working Day"                              has the meaning given to it in the Commercial Conditions
1.2      Construction

           In this Agreement:

1.2.1    the clause headings do not affect its interpretation;

1.2.2    unless  otherwise  indicated,  references to clauses and Schedules are to clauses of and Schedules to this
                     Agreement  and  references  in a Schedule to a Part or paragraph are to a Part or paragraph of that Schedule;

1.2.3    references to any statute or statutory provision include references to:

1.2.3.1  all Acts of Parliament and all other legislation having legal effect in the United Kingdom; and

1.2.3.2  any  subsequent  statutes  directly  or  indirectly  amending,  consolidating,   extending,  replacing  or
                                   re-enacting that statute and also include any orders,  regulations,  instruments or other subordinate legislation made under that statute;

1.2.4    references to the Property include any part of it;

1.2.5    "including" means "including, without limitation" and "include" shall be construed accordingly;

1.2.6    "indemnify"  means to  indemnify  against  all  actions,  claims,  demands and  proceedings  taken or made against a Party and all costs, damages, expenses, liabilities and losses incurred by a Party;

1.2.7    if  any  provision  is  held  to  be  illegal,  invalid  or  unenforceable,  the  legality,  validity  and enforceability of the remainder of the Agreement is to be unaffected;

1.2.8    any  reference to the grant of a Planning  Permission  or of a  Satisfactory  Planning  Permission or to a
                     Planning  Refusal  (other than a deemed  refusal under section 78 of the Planning Act) will be construed  as a  reference  to the  date of the  written  notice  of  decision  issued  by the
                     Planning Authority or by the Secretary of State (as the case may be).

1.3      Contracts (Rights of Third Parties) Act 1999

           The parties to this  Agreement do not intend that any of its terms will be  enforceable by virtue of the
           Contracts (Rights of Third Parties) Act 1999 by any person not a party to it.

1.4      Particulars

           The  Particulars  form part of this Agreement and words and  expressions  set out in the Particulars are to be treated as defined terms in this Agreement.

1.5      Commercial Conditions

           The  Commercial  Conditions,  as varied by  Schedule 1,  form part of this  Agreement so far as they are applicable to the sale of the Property and are consistent with the express terms of this Agreement.

2.       AGREEMENT FOR SALE

2.1      Sale and Lease

           The Seller agrees to sell and the Buyer agrees to buy the Property at the Price

2.2      Deposit and Seller's Security

2.2.1    The Buyer is to pay the  Deposit  to the  Seller on the date of this  Agreement  by direct  credit or by a cheque drawn on the Buyer's  Solicitors'  client  account.  The Seller's  Solicitors are to be paid the Deposit as stakeholders with interest accruing to the Buyer on the Deposit.

2.2.2    The Seller is to pay the  Seller's  Security to the Buyer on the date of Actual  Completion  and the Buyer will pay  interest  thereon  to the Seller  monthly  in  advance  at the rate of One  Thousand
                     Pounds  (£1,000) per month (and  proportionately  at a daily rate of Thirty Two Pounds  Eighty
                     Eight Pence (£32.88) for any period less than a month)

2.3      Completion Date

           On the Completion Date:

2.3.1    The Seller will  transfer the Property to the Buyer with vacant  possession  of the First Land but subject to and with the benefit of the Lease

2.3.2    The Buyer will pay the First Tranche Price to the Seller;

2.3.3    The Seller will pay the Seller's Security to the Buyer

2.3.4    the Buyer will:

2.3.4.1  grant the Seller's Charge to the Seller; and

2.3.4.2  give to the Seller:

o        the Priority Deed (if and so far as appropriate)

o        the Resolutions

2.3.5    The Buyer will procure that the Buyer's  Solicitors  give to the Seller a satisfactory  assurance that the
                     Restriction  (defined  in  Schedule  5 Paragraph 5  relating  to  the  Overage  will  be  duly registered at H.M. Land Registry

2.3.6    The Buyer will pay the sum of Five  Thousand  Nine Hundred and Sixty Five Pounds  (£5,965)  together  with
                     Value  Added  Tax to the  Seller  as a  contribution  towards  the  Seller's  legal  costs and disbursements

2.3.7    They Buyer will pay the sum of Fourteen  Thousand and Seventy Four Pounds  Thirty Five Pence  (£14,074.35)
                     (exclusive  of VAT) to the Seller by way of refund of  professional  fees of FPD  Savills  and
                     Peter Brett Associates

2.4      Second Tranche Payment

           Vacant  possession  of the whole of the  Property  being given or procured by the Seller to the Buyer on the Second  Tranche  Payment Date the Seller's  Security will be repaid and refunded by the Buyer to the
           Seller  (together  with any unpaid  interest  thereon) and the Second  Tranche Price will be paid by the
           Buyer to the Seller and the Seller will release and discharge the Seller's Charge.

2.5      Conduct of the Buyer's Works

2.5.1    The Buyer may carry out the Buyer's  Works but if it so does it will use all  reasonable  endeavours to do so Without Material Interference

2.5.2    The Buyer will and will procure that its building  contractors and  professional  advisers and consultants will as  soon  as  reasonably  practicable  at each  stage  of the  planning  preparation  and carrying out of the Buyer's Works (and including whenever  reasonably  requested by the Seller to do so) cause the Method  Statement  to be  prepared  added to  updated  and varied so as to ensure that the Buyer's Works are carried out Without  Material  Interference  and will submit the same for  approval  by the  Seller  (such  approval  not to be  unreasonably  withheld  or delayed) and if not  approved  will submit  variations  to the same until the same is approved and the parties  acknowledge  that the Method  Statement will be expanded added to updated and varied

2.6      Sellers Works

2.6.1    The Seller will carry out the Seller's  Works to the Buyer's  satisfaction  (acting  reasonably)  prior to the  Second  Tranche  Payment  Date  and if the  Seller  has not  done so the  Buyer  shall be entitled  to retain the sum of £50,000  plus VAT from the Second  Tranche  Payment  until the
                     Seller's Works have been carried out.

2.6.2    If the Seller's  Works have not been carried out and completed  within four weeks after the Second Tranche
                     Payment  Date to the  Buyer's  satisfaction  (acting  reasonably)  then  so  much of the  said retention  of Fifty  Thousand  Pounds  (£50,000)  plus VAT as shall be necessary to finish any uncompleted  part of the  Seller's  Works shall be forfeit to the Buyer and the balance  shall be paid to the Seller.

2.6.3    Any dispute in relation to the operation of this clause 2.6 shall be referred to expert determination.

2.7      Fixtures

           The Seller  reserves the right to remove such of the fixtures  fittings  plant and  equipment  including
           "Landlord's"  fixtures and  fittings  from the Property as it shall  require  before the Second  Tranche
           Payment Date without any  obligation  to make good any damage  caused in their removal but provided that the Seller shall not as a result of such removal  works leave the  Property  encumbered  with rubbish or in such an unsafe condition as to increase the cost of demolition of the Property

2.8      Overage

           The Buyer will  comply  with the  provisions  of  Schedule  5  relating  to the  Overage  including  the obligation to pay the Overage on the dates and in the manner therein specified

3.       VALUE ADDED TAX

3.1.1    The parties  agree that the sale of the  Property  may be treated as the transfer of a business or part of a  business  as a going  concern  pursuant  to  Article  5 of the  Value  Added  Tax  (Special
                     Provisions)  Order  1995 and such sale  shall be  treated  as  neither a supply of goods nor a supply of services for the purpose of VATA 1994 ("TOGC").

3.1.2    The Seller  warrants that the Seller has elected to waive the exemption in relation to the Property  under paragraph 2 of Schedule 10 to VATA 1994 and has given  written  notification  of such election to HM Customs & Excise in  accordance  with  paragraph 3 of Schedule 10 to VATA 1994 and shall on  completion  provide to the Buyer a copy of such  notification  together with a copy of the acknowledgement by HM Customs & Excise of receipt of such notification.

3.1.3    The Buyer warrants that:

3.1.3.1  the Buyer is  registered  for VAT and on or before the  Completion  Date shall  provide  the Seller with a copy of the Certificate of Registration

3.1.3.2  the Buyer shall

(a)      prior to the Completion  Date elect to waive the exemption in relation to the Property  under  paragraph 2 of Schedule 10 to VATA 1994 with effect from no later than the Completion Date

(b)      give written notification of the election to HM Customs & Excise

(c)      provide the Seller with a copy of such  notification  no later than the Completion  Date and a copy of the acknowledgement  by HM  Customs  &  Excise  of  such  notification  as and  when received by the Buyer

3.1.3.3  the Buyer's  intention  is to carry on the same kind of business in relation to the  Property  with effect from  the  Completion  Date  as  that  carried  on by the  Seller  prior  to the
                                   Completion  Date and (in  particular)  to continue to let the  Property  and the
                                   Buyer warrants that this shall remain its intention as at the Completion Date

3.2      If after  completion  the sale of the  Property  is not treated as a TOGC by HM Customs & Excise the Buyer shall  subject to the Seller  delivering  to it a valid VAT invoice pay to the Seller in addition to the
           Purchase  Price the VAT thereon  together with any penalties or interest due to HM Customs & Excise as a result of VAT not having  been  charged by the Seller on  completion  no later than three  working  days before the last date on which the Seller is required so to account.

3.3      Payment of VAT

           Subject to the  provisions  of Clause 3.1 sums payable  under this  Agreement  are  exclusive of VAT. An obligation  to pay money  includes an  obligation  to pay any VAT  chargeable  on that  payment.  When a taxable  supply is made for the  purposes  of VAT under  this  Agreement,  a valid VAT  invoice is to be issued in respect of that supply.

4.       SPECIAL CONDITIONS

4.1      The  provisions  of the  following  Schedules  apply and the Seller and the Buyer are to comply with their obligations in them:

4.1.1    Schedule 6 - Contamination and

4.1.2    Schedule 7 - Insurance;

5.       TITLE

5.1      Title deduced

           The Seller has deduced  title to the  Property  to the Buyer and the Buyer is not  entitled to raise any requisition  or  objection to the title  except in respect of any matters  registered  against the Title
           Number(s) after 23 January 2001

5.2      Title guarantee

           The Seller sells with full title guarantee as varied by Schedule 3.

6.       TITLE MATTERS

6.1      Specific matters

           The  Property is sold subject to and, to the extent that the Seller is able to transfer  them,  with the benefit of the Title Matters.

6.2      Buyer's knowledge

           The  Buyer's  Solicitors  have been  provided  with  copies of the Title  Matters and the Buyer is to be treated  as buying  the  Property  with full  knowledge  of them and will not raise any  requisition  or objection to them save in respect of the matters arising following the date hereof

6.3      General matters

           The Property is sold subject to:

6.3.1    the matters contained or referred to in Commercial Condition 3.1.2;

6.3.2    any registered  local land charges and any matter capable of being  registered as a local land charge even if not so registered at the Date of Actual Completion;

6.3.3    any  notice,  order or  proposal  given  or made by a  government  department  or by any  public  or local authority, statutory undertaker or other competent body or person;

6.3.4    all charges,  orders,  proposals,  restrictions,  agreements,  notices or other matters  arising under the town and country planning or highways  legislation  which affect or relate to the Property and to any orders or regulations made under that or any other legislation;

6.3.5    all  rates,  charges  and other  outgoings  which  affect or are  charged on the  Property  except for any mortgage or legal charge relating to money secured on the Property;

6.3.6    all overriding interests;

6.3.7    all  public  or  private  rights of way and other  rights,  easements  or  quasi-easements  and  wayleaves affecting the Property; and

6.3.8    all  liability  to repair and  maintain  roads,  paths,  conduits,  fences  and other  like  matters or to contribute to the cost of their repair and maintenance.

6.4      Entries in public registers

           Section  6(2)(a) of the 1994 Act is to be construed as if all entries made in any public  register which a prudent buyer would inspect are within the actual knowledge of the Buyer.

7.       THE TRANSFER

7.1      Preparation of the transfer

           The transfer is to be prepared by the Buyer's  Solicitors in the form of the draft  attached at Annexure
           7. The  transfer  is to be  executed  in  duplicate  and the Buyer is to ensure  that the  duplicate  is stamped,  denoted  against the  original  transfer at the Buyer's  expense and  returned to the Seller's
           Solicitors as soon as possible after completion.

7.2      Contents of the transfer

           The transfer is to contain a covenant by the Buyer that it and its  successors  in title to the Property will comply with and  indemnify  the Seller  against  any future  breach of the Title  Matters so far as they are enforceable and affect the Property

7.3      Registration

7.3.1    If the Buyer requires the Seller to do so, the Seller will facilitate the  registration  against the Title
                     Numbers at H.M. Land Registry by the Buyer at the Buyer's expense of a note of this Agreement

7.3.2    The Buyer will  register the transfer at HM Land Registry and the  Restriction  as specified in Schedule 5 facilitate the  registration by the Seller of the Seller's Charge  immediately  after the Date of Actual  Completion  and, on completion of that  registration,  will provide the Seller with office copy entries of the title to the Property  showing the Buyer  registered  as proprietor and the said Restriction duly registered.

7.4      Powers of attorney

           Any party that  executes  the  transfer  pursuant  to a power of  attorney  is to provide a copy of that power of attorney in English,  certified in  accordance  with section 3 Powers of Attorney Act 1971,  to the other parties on the Date of Actual Completion.

8.       ADDITIONAL PROVISIONS

8.1      Information provided

           The Buyer  acknowledges  that this  Agreement  has not been entered into wholly or partly in reliance on any  statement  or  representation  made by or on behalf of the  Seller,  other than any  statements  or representations  given by the Seller's  Solicitors in written replies to written enquiries raised by the
           Buyer's Solicitors or in correspondence before the date of this Agreement.

8.2      Incorporation of documents

           The letters,  undertakings and other documents  referred to in Schedule 4, if any, are incorporated into and form part of this Agreement.

8.3      Sums due under this Agreement

           Any  payment due from one party to another  under this  Agreement  (other  than the Price)  which is not made within ten working days of the due date for payment is to bear  interest at the Contract  Rate from and  including  the due date of payment to and  including the date on which the payment is actually made and that interest is to be paid at the same time as the payment.

8.4      Entire agreement

           This Agreement  constitutes the entire  contract  between the parties and may be varied or modified only in writing by the parties or their  authorised  representatives  specifically  referring  to this clause and stating that this Agreement is varied in the manner specified.

8.5      Governing law

           This Agreement is to be governed by and interpreted in accordance with English law.

8.6      Jurisdiction

           The courts of England are to have  jurisdiction in relation to any disputes  between the parties arising out of or related to this Agreement.

8.7      Liquidated and Ascertained Damages

           If the Second Land  Vacation Date has not occurred by 29 September  2002 without  prejudice to any other right or remedy of the Buyer the Seller shall pay the  liquidated  and  ascertained  damages at the rate of one thousand pounds (£1,000) for each complete day by which the date vacant  possession  occurs after the Second Land Vacation  Date such damages to be paid weekly in arrears  (with any balance  outstanding on 29 September 2002) from the Second Land Vacation Date

8.8      Notices

           Section 196 of the Law of Property Act 1925 as amended by the Recorded  Delivery  Service Act 1962 shall apply to all notices demands requests or other  communications  given or made pursuant to this Lease and in addition the  reference in such  section to a registered  letter shall also include a pre-paid  first class ordinary letter and in the case of a party being a limited  company having a registered  office in the  United  Kingdom a notice  will be  sufficiently  served if served as  aforesaid  at its  registered office.

                                                        Schedule 1
                                      Variations to the Commercial Conditions

1.       Exclusion of Commercial Conditions

           Commercial Conditions 2.2, 4.1.1, 4.3.2, 5.1.2, 6.3.8, 6.3.9 and 8.3 are excluded.

2.       Variation of Commercial Conditions

2.1      In Commercial Condition 6.1.2, the words "for the purposes only of conditions 6.3 and 6.7" are deleted.

2.2      In Commercial Condition 6.3.1, the words "Subject to Condition 6.3.7" are deleted.

2.3      Commercial  Condition  6.3.2  reads  "Apportionment  is to be made  with  effect  from the date of  Actual
           Completion subject to the terms of the Lease in relation to the Second Land."

2.4      Commercial  condition  7.3.1  shall be  amended  by the  addition  of the words "or  payment of the Second
           Tranche Price" shall be added after the word "completion".

2.5      Commercial  condition 7.3.2 shall be deleted and replaced by the words  "Compensation is calculated at the contract rate on:

           (a)    the First  Tranche  Price  (less any  deposit  paid) from and  including  the period  between the
                  Completion  Date to the date that Actual  Completion and payment of the First Tranche Price takes place;  and

           (b)    the Second  Tranche Price and the Seller's  Security for the period from and including the Second
                  Tranche  Payment Date to the date that payment to the Seller of the Second  Tranche Price and the
                  Seller's Security takes place

           but ignoring in either case any period during which the Seller was in default".

2.6      In Commercial  Condition 7.3.2, the words "between  completion date and actual completion" are replaced by
           "from and including the Completion Date to the date of Actual Completion".

                                                    SCHEDULE 2

                                                   Title Matters

Register entries

The matters  contained or referred to in the Property and Charges  Registers of the Title  Numbers as at 23 January
2001.  A copy of the register entries referred to in this paragraph 1 is attached to this Agreement.

                                                    SCHEDULE 3

                                                  Title Guarantee

Further assurances

The covenants  implied under section  2(1)(b) 1994 Act are varied by the replacement of the words "at his own cost"
by the words "at the cost of the person requiring compliance with this covenant".

                                                    SCHEDULE 4

                                              Incorporated Documents

 Date               Document                                  Parties

                                                       None

                                                    SCHEDULE 5

                                                      Overage

1.       In this Schedule

         Arm's Length                              means on full open  market  commercial  terms a person who is at arm's  length to the Buyer (and by way of example  and not by way of  limitation  it is agreed that a company which is a member of a group of  companies  of which the Buyer is also a member  within the meaning of Section 42 of the  Landlord and
                                                   Tenant Act 1954 as amended and any associated  company of any company  within  that group of  companies  (as defined in the
                                                   Statement of Standard  Accounting  Practice 1  formulated  by and as varied from time to time by the  Accounting  Standards
                                                   Board of the UK  accountancy  bodies)  are  companies  not at arm's length to the Buyer

         the Buyer                                 includes  its  successors  in  title to the  Property  or any relevant part thereof

         Disposal                                  means:
                                                   (i)      a transfer of the freehold;  or

                                                   (ii)     a grant  of a lease  at a  premium  and  subject  to
                                                            payment only of a ground rent

         Due Proportion                            means a due  proportion  of the Price (other than Overage) of
                                                   Eight   Million  One  Hundred  and  Fifty   Thousand   Pounds
                                                   (£8,150,000)  having regard to the relative  areas  concerned and the relative  values of the Relevant Part of the Property affected by a  Qualifying  Consent and the  remainder  of the
                                                   Property  both  before and after the grant of the  Qualifying
                                                   Consent

         GIA                                       means gross  internal area in  accordance  with the RICS/FSVA
                                                   Code of Measuring Practice (4th Edition)

         Overage                                   means either:

                                                   (1)       a  figure   calculated  in   accordance   with  the
                                                   following formula:

                                                             A  =    B
                                                                     2

                                                   where:-

                                                   A = overage

                                                   B = an amount  which in the open market value of the Property or  Relevant  Part of the  Property  in  accordance  with the current RICS  Appraisal  and  Valuation  Manual (if any) with the benefit of a Qualifying  Consent  exceeds  Eight  Million
                                                   One Hundred and Fifty  Thousand  Pounds  (£8,150,000)  or (in
                                                   the case of the  Qualifying  Consent  being in respect of the
                                                   Relevant Part of the Property  only) a Due Proportion of such sum;  or

                                                   (2)       If and to the extent  that the  Qualifying  Consent
                                                   is for residential use as a result of the Planning  Authority requiring  the Buyer to apply  for  Planning  Permission  for residential  use in  lieu  of  Planning  Permission  for  the
                                                   Preferred Use and the Buyer is not reasonably  able to resist such  requirement  in order to obtain a  Planning  Permission
                                                   for  the   development  of  the  Property  then  the  overage
                                                   specified in the preceding  paragraph  shall be calculated in accordance with the following formula:-

                                                             A  =    B
                                                                     4

                                                   in  respect  of the  Property  (or the  Relevant  Part of the
                                                   Property)  affected by the Qualifying Consent for residential use (and otherwise as specified in paragraph (1) above)

                                                   AND  PROVIDED  in either case that in the event of the Seller and the Buyer  failing to agree the Overage  including (if it is  necessary  to agree  it) a Due  Proportion  then the same shall be  determined  by an  independent  Chartered  Surveyor
                                                   having  at  least  ten  years   experience  of  valuation  of
                                                   investment  buildings  appointed at the request of either the
                                                   Buyer or the  Seller by the  President  for the time being of the Royal  Institution  of Chartered  Surveyors who shall act as an arbitrator in accordance  with the Arbitration Act 1996 or (if both  mutually  agree in  writing) as an expert and if as an  expert  whose  expert  decision  shall  be  final  and binding and whose fees shall be paid as he shall direct

         Overage End Date                          means date that the  Property  or Relevant  Part  thereof has been  redeveloped by the demolition of the buildings  thereon at the date of this  Agreement  and the  construction  of new buildings and those new  buildings  being let at Arm's Length
                                                   on   occupation   leases  (or   binding   and   unconditional
                                                   agreements for such leases)

         Overage Period                            means the  period  commencing  on the date of this  Agreement and  ending  on the  Overage  End  Date  in  respect  of each
                                                   Relevant Part of the Property

         Qualifying Consent                        means  a  planning   permission   granted   pursuant   to  an
                                                   application  submitted by or on behalf of the Buyer or by any other  party at the  request or in  collusion  with the Buyer pursuant to the  Planning  Act for the use of the Property or
                                                   a Relevant  Part for any  residential  and/or  retail  and/or
                                                   leisure   uses   other  than  a   planning   permission   for
                                                   residential  use  granted in respect of the land  tinted blue on the Plan

         Preferred Use                             means  construction  of new buildings for use within  classes
                                                   B1 and/or B2  and/or B8 of the Town & Country  Planning  (Use
                                                   Classes) Order 1987

         Relevant Part                             means part only of the  Property to which a provision of this
                                                   Schedule refers

2.       If at any time during the Overage  Period a  Qualifying  Consent is granted in relation to the Property or a Relevant Part of the Property the Buyer shall pay to the Seller the Overage in relation thereto

3.       The Overage in relation to each  Relevant  Part of the  Property  shall be paid by the Buyer to the Seller on the date ten working days after the later of the  Qualifying  Consent  being granted or the amount of the Overage being agreed or determined.

4.       The Buyer shall not during the Overage  Period  effect a Disposal of the  Property or any part  thereof to any person  (which for the  avoidance of doubt under this  Paragraph 4 includes a corporate  body or any legal  entity)  without  obtaining  from such person a covenant in favour of the Seller to comply  fully with the provisions of this Schedule (including this paragraph 4) in relation to the Disposal

5.       The Seller and the Buyer hereby jointly agree to apply in the Transfer to the Chief Land Registrar:

5.1.1    to enter a notice of this Agreement on the Charges Register of the Titles to the Property

5.1.2    to enter a  restriction  on the  Proprietorship  Register  of the  titles  under  which  the  Property  is registered  at HM Land  Registry that no person shall be registered as proprietor of the Title without the consent of the Seller  which  consent the Seller shall be obliged to grant (or the
                     Chief Land  Registrar  shall be entitled to dispense  with) in the case of a person who has by
                     Deed  entered  into a direct  covenant  with the Seller in the terms of  paragraphs  2,3,4 and this paragraph 5 of this Schedule

6.       The Seller hereby  consents to the removal from the title of the said notice and the said  restriction  in relation to the  Relevant  Part of the  Property  as soon as either the  Overage  Payment has been fully paid in accordance  with this Schedule or on the Overage Period  expiring  without any Overage  becoming payable in respect of such  Relevant  Part of the Property  and hereby  appoints the Buyer as its agents to effect such removal in the event of the Seller  failing to do so on request where the  restriction is properly  removable  provided  that the Buyer  shall not be entitled to remove the same under such power of attorney  unless its  application to do so is accompanied by a certificate  from its solicitors  that it is properly removable pursuant to the provisions of this paragraph

7.       The Seller hereby  covenants with the Buyer (and any successor in title in  substitution  for the Buyer to whom the Buyer  expressly  assigns the benefit of this covenant) that in respect (in either case) of the
           Relevant  Part of the  Property  upon  either  receipt  by the Seller of the  Overage or on the  Overage
           Period expiring  without any Overage  becoming payable it will provide a written request for the removal of the said  notice and the said  restriction  in respect of that  Relevant  Part in such form as may be reasonably requested by the Buyer

8.       The Buyer will pay  interest at 4% less than the  Contract  Rate on all Overage  Payment  from the date of the  Qualifying  Consent  being granted until ten working days after the amount of the Overage is agreed or  determined  and  thereafter  shall pay interest at the Contract  Rate on the Overage  Payment  until payment of it to the Seller

                                                    SCHEDULE 6

                                                   Contamination

1.       Defined terms

           In this Schedule the following words and expressions have the following meanings:

          "Contamination"                            the  presence  in on  under  or over  the  Property  of any
                                                     Hazardous Material or waste or without limitation  anything which  causes the  Property to be  `Contaminated  Land' (as defined in Section  78(A) of the  Environmental  Protection
                                                     Act 1990)
          "Environment"                              means any and all organisms  (including without limitation)
                                                     man and his  property  ecological  systems and property and including (without limitation) the following media:

                                                     (a)        air  (including   without   limitation  the  air
                                                                within   buildings  and  the  air  within  other
                                                                natural or man-made  structures whether above or
                                                                below ground);

                                                     (b)        water (including  without limitation water under
                                                                or  within  land  or in  drains  or  sewers  and
                                                                coastal and inland waters); and

                                                     (c)        land  (including  without  limitation land under
                                                                water);
          "Hazardous Material"                       any  substance  which is capable  of causing  harm to human health  or to the  Environment  whether  on  its  own or in combination  with any other substance or otherwise  causing
                                                     `Harm' (as defined in Section  78A(4) of the  Environmental
                                                     Protection Act 1990)
2.

2.1      As between the Seller and the Buyer,  the Buyer  agrees from the  Completion  Date and provided the Seller shall have complied with its  obligations  at clause 2.6 to assume all liability for  Contamination  and in particular undertakes:

2.1.1    at its own  expense on behalf of the Seller to comply  fully  with any legal  requirements  imposed on the
                     Seller at any time in respect of  Contamination  (including  without  limitation with any such
                     requirements   imposed  under  the   Environmental   Protection  Act  1990  or  which  may  be
                     necessitated  pursuant  to the Water  Resources  Act  1991) and to take all such  steps as are reasonable  and  appropriate  to avert the  imposition of any such legal  requirements  on the
                     Seller

2.1.2    forthwith on request by the Seller to join with the Seller in requesting any regulatory  authority,  which appears  at any  time to be  contemplating  imposing  a legal  requirement  on the  Seller  in respect of  Contamination,  to exercise its discretion to impose such requirement on the Buyer rather than on the Seller (but without  prejudice to the  entitlement  of the Buyer to seek to dissuade  that  authority  from  imposing  any  requirement  on either party in respect of the
                     Contamination)

2.1.3    to indemnify  and hold  harmless  (and keep  indemnified  and held  harmless) the Seller in respect of all actions,  claims,  demands  and  proceedings  taken or made  against the Seller and all costs, damages,  expenses  (including  without  limitation  professional fees) liabilities and losses incurred by the Seller arising directly or indirectly from  Contamination  (including  without limitation any that may be occasioned in the course of remediation of any Contamination)

2.2      The Buyer acknowledges and accepts that:-

2.2.1    the  Property  is sold in its  existing  state and  condition  at the date of  Completion  (including  the presence of  Contamination)  and no warranty  is given as to such state and  condition  or its suitability for any purpose or function

2.2.2    the Buyer has been  afforded a full and adequate  opportunity  to  investigate  the state and condition of the Property (including for the presence of Contamination)

2.2.3    the Price has been  calculated  adjusted  and  reduced  so as to afford  too the Buyer a fund equal to the cost that the Buyer is likely to incur in the remediation of any Contamination

3.       In any dispute or action  between  the  parties in relation to this  Schedule it shall be for the Buyer to prove that the  subject  matter of the dispute or action  does not  involve  Contamination  and does not involve losses arising directly or indirectly out of Contamination.

4.       The Seller  confirms  that it has  continued  to operate its  business at the  Property  since the date of environmental  investigation  carried  out in January  2001 in the same  manner as it did so before that date and has not  made  any  notification  under  the  Health  &  Safety  or  Environmental  legislation mentioned in this Schedule.

                                                    SCHEDULE 7

                                                     Insurance

Maintenance of the insurance

The Seller is not obliged to maintain the  insurance of the  Property and is not  responsible  to the Buyer for the proceeds of any  insurances or any  deficiency in the amount insured or any inadequacy of the risks covered and the
Buyer is to effect its own insurance of the Property.

SIGNED by                                        )
duly authorised for and on behalf of             )         /s/   David Ford
U.S.C. EUROPE U.K. LIMITED                       )                David Ford

SIGNED by                                        )
duly authorised for and on behalf of             )         /s/   Illegible
CHELSEA (GENERAL PARTNER)                        )           Signature Illegible
LIMITED                                          )

                                                    ANNEXURE 1

                                                     The Plan

                           (Showing the parts of the Property referred to as tinted blue in the definition of "Qualifying Consent" in Schedule 5)

                                                    ANNEXURE 2

                                                Office Copy Entries

                                                    ANNEXURE 3

                                                  Seller's Charge

                                                    ANNEXURE 4

                                               The Draft Resolutions

                                                 BOARD RESOLUTION

We Certify  that the  following  is a true  extract  from the minutes of the meeting of the board of  directors  of
Chelsea (Scotts Road) I Limited held on the December 14, 2001.

"There was  produced  to the Board an  engrossment  of a Legal  Charge to be entered  into  between the Company and
Chelsea (Scotts Road) II Limited (1) and U.S.C. Europe U.K. Limited (2).

IT WAS RESOLVED  that the Chairman and  Secretary be  authorised  to execute the said Legal Charge on behalf of the
Company".

      /s/    Illegible                            /s/    Illegible
         Chairman                               Secretary

                                                 BOARD RESOLUTION

We Certify  that the  following  is a true  extract  from the minutes of the meeting of the board of  directors  of
Chelsea (Scotts Road) II Limited held on the December 14, 2001.

"There was  produced  to the Board an  engrossment  of a Legal  Charge to be entered  into  between the Company and
Chelsea (Scotts Road) I Limited (1) and U.S.C. Europe U.K. Limited (2).

IT WAS RESOLVED  that the Chairman and  Secretary be  authorised  to execute the said Legal Charge on behalf of the
Company".

      /s/    Illegible                            /s/    Illegible
         Chairman                               Secretary

                                                 BOARD RESOLUTION

We Certify  that the  following  is a true  extract  from the minutes of the meeting of the board of  directors  of
Chelsea (General Partner) Limited held on the December 14, 2001.

"There was  produced  to the Board an  engrossment  of a Legal  Charge to be entered  into  between  the  Company's nominees  Chelsea (Scotts Road) I Limited and Chelsea (Scotts Road) II Limited (1) and U.S.C.  Europe U.K.  Limited
(2) on the Company's behalf.

IT WAS RESOLVED  that the  Company's  said nominees  Chelsea  (Scotts Road) I Limited and Chelsea  (Scotts Road) II
Limited be authorised to execute the said Legal Charge as nominees for the Company".

      /s/    Illegible                            /s/    Illegible
         Chairman                               Secretary

                                                    ANNEXURE 5

                                                     The Lease

DATED December 17, 2001
----------------------------------------------------------------------------
(3)      U.S.C. EUROPE U.K. LIMITED

(4)      SCOTTS ROAD INDUSTRIES LIMITED

----------------------------------------------------------------------------
Counterpart/
                                 L E A S E
----------------------------------------------------------------------------

Premises:                   Factory   Premises   Scotts   Road,   Southall,
                            Middlesex UB2 5HD

                                 EVERSHEDS
                               Senator House
                         85 Queen Victoria Street
                              London EC4V 4JL
                            Tel: 020 7919 4500
                            Fax: 020 7919 4919
                             Ref: Adrian Biggs

                                                     CONTENTS

Lease Particulars

Clause                                                                 Page

Schedules

                                                 LEASE PARTICULARS

Date                      December 17, 2001
the Landlord              Name:                    U.S.C. EUROPE U.K. LIMITED
                          Company Number:          03183159
                          Registered office:       Apexes Works  Scotts Road  Southall  Middlesex  UB2 5DH
the Tenant                Name:                    SCOTTS ROAD INDUSTRIES LIMITED
                          Company Number:          04229858
                          Registered office:       Scotts Road, Southall, Middlesex UB2 5DH
the Premises              Factory  Premises  at  Scotts  Road,  Southall,  Middlesex  UB2 5DH  more  particularly described in Schedule 1
the Term                  From and including  December 17, 2001   to 29 September  2002 subject to the provisions
                          for earlier determination in this Lease
the Monthly Rent          One thousand pounds (£1,000) exclusive of VAT
the Permitted Use         Use  within  Classes  B1 and/or B2  and/or  B8 of the Town &  Country  Planning  (Use
                          Classes) Order 1987

                                                       13
THIS LEASE is made on the date stated in the  particulars  between the parties  specified in the particulars and is a new tenancy under the Landlord and Tenant (Covenants) Act 1995

5.       DEFINITIONS

           In this lease the  expressions  in column 1 of the  particulars  have the meanings  given in column 2 of the particulars and the following words and expressions have the following meanings:

          "1995 Act"                                 the Landlord and Tenant (Covenants) Act 1995
          -------------------------------------------
          "Authorised Person"                        anyone  deriving  title  from the  Tenant and anyone at the
                                                     Premises  with the  express  or  implied  authority  of the
                                                     Tenant or of such person so deriving title
          -------------------------------------------
          "Car Park"                                 means the car park shown tinted blue on the Plan
          -------------------------------------------
          "Office Building"                          means the office building tinted orange on the Plan
          -------------------------------------------
          "Plan"                                     means the plan annexed to this Lease
          -------------------------------------------
          "Prescribed Rate"                          4%  above  the  base  lending  rate  from  time  to time of
                                                     National Westminster Bank plc
          -------------------------------------------
          "Rear Access"                              means the rear accessway tinted pink on the Plan
          -------------------------------------------
          "Retained Land"                            means  the  land  shown  tinted  green  on the  Plan  (part hatched black)  together with (after  determination  of the
                                                     Term  in  relation  to  the  Office  Building)  the  Office
                                                     Building
          -------------------------------------------
          "Sale Agreement"                           means an agreement  for sale to be entered into between the
                                                     Landlord (1) and Chelsea (General Partner) Limited (2)
          -------------------------------------------
6.       INTERPRETATION

6.1      If any party to this lease at any time  consists  of more than one person  its  obligations  are joint and several

6.2      References  to  any  person  who  is  a  party  to  this  lease   include   references  to  that  person's
           successors-in-title

6.3      References  to "the  Surety"  include  any  person who joins in this lease as a surety and also any person who may at any time guarantee the performance and observance of the Tenant's obligations in this lease

6.4      A reference to a statute  includes any  modification  extension or  re-enactment of it and such references and any  general  references  to  legislation  include any  instruments  regulations  directives  orders bye-laws  or  permissions  made  under  it or made by any  public  or  local  authority  except  for any reference to the Town and Country Planning (Use Classes) Order 1987

6.5      Words importing one gender include other genders

6.6      The  particulars  form part of this lease but the clause  headings do not affect the  construction of this lease

6.7      The  parties  to this  Lease do not  intend  that any of its terms  will be  enforceable  by virtue of the
           Contracts (Rights of Third Parties) Act 1999 by any person not a party to it.

7.       DEMISE AND RENT

7.1      The  Landlord  demises  the  Premises  to the  Tenant  for the Term  together  with the  rights set out in
           Schedule 2 but  reserving  to the  Landlord  the rights and  reservations  specified  in  Schedule 3 and subject to the matters set out in Schedule 4 the Tenant  paying to the Landlord as rent  throughout  the
           Term (and  proportionately  for any part of a year) the Monthly Rent (and a proportion  of the same at a daily rate of £32.88 exclusive of VAT for any period less than a month)

8.       TENANT'S COVENANTS

           The Tenant  covenants  with the  Landlord  throughout  the Term and during  any  period of  holdover  or statutory extension of it:

8.1      Payments to the Landlord

           to pay to the Landlord without any deduction or set-off :

8.1.1    the rents reserved in clause 3 at the times and in the manner stated and

8.1.2    on demand all VAT chargeable on every VAT supply made by the Landlord to the Tenant under this lease and

8.1.3    on demand  interest  at the  Prescribed  Rate on all sums due from the Tenant to the  Landlord  under this lease which remain unpaid for more than 14 days

8.2      Outgoings

8.2.1    promptly to pay all rates taxes and other impositions on the Premises

8.2.2    promptly to pay for all gas electricity water drainage  telecommunications  and other services supplied to the Premises

8.3      Joint outgoings

           to pay to the Landlord  within 7 days of demand a fair  proportion  (to be determined  reasonably by the
           Landlord)  of all rates  taxes and other  impositions  imposed  on the  Premises  in common  with  other property

8.4      Condition of the Premises and Tenant's Works

8.4.1    not to demolish the Premises or  intentionally  commit any act of waste upon them PROVIDED THAT the Tenant may at any time during the term  remove its plant and  equipment  and  Tenant's  fixtures  and fittings  from the Premises  without any  obligation  to make good any damage  caused by their removal  provided  that the  Tenant  shall not as a result  of such  removal  works  leave the premises in such a state and  condition  which would  increase the cost of the  demolition  of the Premises from the cost which would have been applicable in the absence of such removal;

8.4.2    to carry out the Seller's  Works (as defined in the Sale  Agreement) in accordance  with the provisions of the Sale  Agreement  and comply with the  obligations  in the Sale  Agreement  relating to the carrying out of such Seller's Works

8.5      Landlord's entry

8.5.1    to permit the Landlord or its agents at  reasonable  times to enter the Premises in order to examine their condition  and use or to carry out repairs or  alterations  to adjoining  property or to value the Premises or for any other reasonable purpose

8.5.2    if the Landlord notifies the Tenant of any defects  disrepair or unauthorised  alterations or additions in the  Premises  then to  execute  all  repairs  removals  or  other  works  required  within  a reasonable period to the reasonable satisfaction of the Landlord

8.5.3    if the  Tenant  fails to carry out any  required  works  within a  reasonable  period  then to permit  the
                     Landlord  and his agents to enter the Premises  and execute all  necessary  works and to repay on demand all expenses incurred by the Landlord as a result

8.6      Alterations and signs

           not to make or allow any  alterations  or additions to the Premises  whether  externally  or  internally except  for  internal  non-structural  alterations  for which the  Tenant has  previously  obtained  the consent of the Landlord (not to be  unreasonably  withheld) on terms  stipulated by the Landlord  (which may  include  reinstatement  at the end of the Term) nor to display  any  advertisements  or signs on or visible  from the  outside of the  Premises  without the  Landlord's  approval  (not to be  unreasonably withheld)

8.7      Use of the Premises

8.7.1    to use the  Premises  only for the  Permitted  Use and not to allow the Premises to be used as a residence or for any auction sale or for any activity which is dangerous  offensive  noxious  illegal or immoral or which is or may become a nuisance or  annoyance  to the Landlord or to the owner or occupier of any nearby property

8.7.2    not to  overload  the floors or walls of the  Premises  nor to  obstruct  or misuse  conduits  serving the
                     Premises

8.8      Alienation

           Not to assign  underlet  part with or share  possession  or  occupation  of the whole or any part of the
           Premises  save that the  Tenant  may permit USC Europe UK Limited to occupy the same and not to grant to any third party any rights or charges over the Premises

8.9      Compliance with statutes and notices

8.9.1    (by way of  indemnity  only) to comply  with all  statutes  and  statutory  requirements  relating  to the
                     Tenant's use of the Premises during the term

8.9.2    to copy to the Landlord every notice served on the Tenant which may affect the Landlord's reversion

8.10     Planning

           not to apply for nor to implement  any planning  permission  relating to the Premises nor seek to affect the outcome or influence any planning application made by or on behalf of the Landlord

8.11     Indemnity

           to  indemnify  the  Landlord  against all  liability  and costs  arising from the use of the Premises or their repair or condition and from the acts and defaults of the Tenant and of any Authorised Person

8.12     Termination

           when this lease ends to return the  Premises to the  Landlord  cleared of rubbish  and in the  condition required by this lease

8.13     Title matters

           by way of indemnity only to observe and perform the matters referred to in Schedule 4

9.       LANDLORD'S COVENANT

9.1      The Landlord  covenants  with the Tenant that so long as the Tenant  complies with the terms of this lease the Landlord will not unlawfully interfere with the Tenant's use and enjoyment of the Premises

9.2      The Landlord will comply with its  obligations  in the Sale Agreement  relating to the  preparation of the
           Method  Statement  (as defined in the Sale  Agreement)  and the  carrying  out of the Buyer's  Works (as defined in the Sale  Agreement)  including  without  limitation the obligations to carry out the same in accordance with the provisions of the Method  Statement and to do so without  Material  Interference (as defined in the Sale Agreement)

10.      INSURANCE

           Neither  the  Landlord or the Tenant is required to insure the Premise or is either of them to be liable to the other in the case of damage or destruction occurring to them.

11.      GENERAL PROVISOS

11.1     Forfeiture

           The  Landlord is  entitled  to forfeit  this lease by entering  any part of the  Premises  whenever  the
           Tenant has not complied  with any of the terms of this lease but re-entry  does not prejudice any rights of the Landlord in respect of previous breaches of covenant by the Tenant

11.2     Remedies for non-payment

           All sums due from the Tenant to the Landlord  under this lease are  recoverable  as if they were rent in arrear

11.3     No planning warranty or other rights

11.3.1   The Landlord does not warrant that the Premises are  authorised  under  planning  legislation  for use for any specific purpose

11.3.2   This lease does not confer on the  Tenant any rights  other than any which are  expressly  set out in this lease

11.4     Landlord not liable for damage

           Subject to any  statutory  provisions to the contrary the Landlord is not to be  responsible  for damage caused to the  Premises or to persons or property at the  Premises  whether  caused by any other  lessee of the Landlord or by any independent contractor

11.5     Compensation

           The Tenant is not entitled to claim from the Landlord any  compensation  on quitting the Premises  under the  Landlord  and  Tenant Act 1927 and the  Landlord  and  Tenant  Act 1954  except to the extent  that statute otherwise provides

11.6     VAT

           All sums payable under this lease by the Tenant are exclusive of any VAT which may be charged upon them

11.7     Notices

           All notices demands  consents  statements and approvals under this lease must be in writing and all such notices may be  effectively  served by posting or delivery  to the Tenant  either at the  Premises or at the Tenant's  registered  office and to the Landlord and the Surety either at its  registered  office or at any address specified by that party in a notice given to the other parties

11.8     No extension of liability

           Nothing  in this  lease  operates  to impose on any  person  who was  formerly  the Tenant or the Surety liability in respect of any period  following  his release by virtue of the 1995 Act except as permitted under the 1995 Act

11.9     Exclusion of the 1954 Act

           Having  been  authorised  to do so by an Order of the  Mayor's  and City of  London  County  Court  (No.
                         )  made   on                    200      under   the   provisions   of   s.38(4)   of  the
           Landlord  and Tenant Act 1954 (as  amended by s.5 of the Law of  Property  Act 1969) the  provisions  of
           ss.24 - 28 inclusive of the Landlord and Tenant Act 1954 are excluded in relation to this lease

12.      TERMINATION OF THE TERM

12.1     The term hereby  granted  shall in relation to the Office  Building  and the rights  granted to the Tenant ancillary  thereto  determine on the earlier of the expiry of seven days' notice in writing given by the
           Tenant to the Landlord  stating  that the term is to determine in relation to the Office  Building or 31
           March 2002  whereupon the term hereby  granted shall in relation to the Office  Building  cease and come to an end BUT SO THAT (subject to the  provisions of clause 8.2) the term hereby  granted shall continue in relation to the remainder of the Premises

12.2     The term hereby  granted  either in relation to the whole of the Premises or (following  determination  of the term in  relation  to the Office  Building  as  prescribed  in clause  8.1),  the  remainder  of the
           Premises  shall  determine  on the expiry of seven  days'  notice in writing  given by the Tenant to the
           Landlord whereupon the term hereby granted shall cease and come to an end.

EXECUTED as a deed and delivered on the date stated in the particulars

                                                    SCHEDULE 8

                                            Description of the Premises

All those Factory Premises at Scotts Road, Southall, Middlesex UB2 5HD as are shown edged red on the annexed Plan

                                                    SCHEDULE 9

                                                  Rights granted

1.       Access

           (a)       of access  with or without  vehicles  over Brent Road  tinted  yellow on the Plan and over the land tinted green and hatched black on the plan

           (b)       of access with or without  vehicles over and along any other vehicular  accesses  comprised in the  Retained  Land  insofar as the same are  requisite  for use by the Tenant to carry on its business in the Premises or any part or parts of them

           (c)       of access on foot over and along any  other  pedestrian  accesses  comprised  in the  Retained
                     Land insofar as the same are  requisite  for use by the Tenant to carry on its business in the
                     Premises or any part or parts of them

2.       Conduits

           To free passage and running of water sewage  surface water drainage gas  electricity  telecommunications and other  services  or  supplies  to and from the  Premises or any part or parts of them in and through the pipes  conduits  and  drains  and the  cables  and wires and all  associated  supply  equipment("the
           Conduits") in the Retained Land from time to time serving the Premises

3.       Entry for Repair

           To enter the Retained  Land with or without  workmen to inspect  maintain  repair and renew any Conduits serving the Premises.

4.       Refuse Areas

           The right to dispose of all refuse in such reasonably  convenient  areas and in such containers (if any)
           as shall be designated from time to time by the Landlord acting reasonably

5.       Car Park

           The Tenant  shall have the right to use the Car Park for the parking of motor cars and light  commercial vans:

5.1      until 31 March 2001;  and

5.2      after 31 March  2002 only if and in so far as the local  authority  and/or  any other  relevant  statutory body  requires  the Landlord to obtain  access to the  Retained  Land through the Premises and the Landlord implements the right specified in [paragraph 1] of Schedule 3.

6.       Seller's Works

           To enter the Retained  Land with or without  workmen to carry out the Seller's  Works (as defined in the
           Sale Agreement)

                                                    SCHEDULE 10

                                            Exceptions and reservations

7.       Rear Access

           If and in so far as the local  authority  and/or any other  relevant  statutory  body  directs  that the
           Landlord is to obtain access to the Retained  Land through the Premises  rather than through other parts of the Retained Land (the  Landlord  having made all  reasonable  endeavours to resist that request) the
           Landlord  shall have the right of access  with or without  vehicles  over and along the Rear Access (but not otherwise).

8.       Buyer's Works

           A right of  access  to the  Premises  in so far as is  necessary  to  enable  the Buyer to carry out the
           Buyer's Works Without Material  Interference and subject to compliance with the Method Statement (as all those expressions are defined in the Sale Agreement)

                                                    SCHEDULE 11

                                      Matters to which this lease is subject

The matters contained or referred to in HM Land Registry Title Numbers AGL 56598 and AGL 57478.

14

                                               ON COUNTERPART LEASE

SIGNED AS A DEED  by                               )
U.S.C. EUROPE U.K. LIMITED                         )          /s/   David Ford
acting by a Director and                           )                 David Ford
a Secretary or two Directors                       )

                                                        Director

                                                              /s/   Sandra Vollman
                                                                     Sandra Vollman

                                                        Director

21

SIGNED AS A DEED  by                               )
SCOTTS ROAD INDUSTRIES                             )          /s/   David Ford
LIMITED                                            )                 David Ford
acting by a Director and                           )
a Secretary or two Directors                       )

                                                        Director

                                                              /s/   Francois Vissers
                                                                     Francois Vissers

                                                        Director/Secretary

                                                    ANNEXURE 6

                                               The Method Statement

                                                    ANNEXURE 7

                                                   The Transfer

Transfer of whole HM Land Registry
of registered title(s)
(Freehold)
-------------------------------------------------------------------------------------------------------------------
1.  Stamp Duty

Place "X" in the box that applies and complete the box in the appropriate certificate.

       I/We hereby certify that this instrument falls within category            in the Schedule to the Stamp Duty
       (Exempt Instruments) Regulations 1987
       It is certified that the transaction effected does not form part of a larger transaction or of a series of transactions in respect of which the amount or value or the aggregate amount or value of the consideration exceeds the sum of

2.  Title Number(s) of the Property (leave blank if not yet registered)

    AGL56598 and AGL57478
3.  Property
    The freehold land edged red on the attached plan known as Crown Court Factory, Scotts Road, Southall, Ealing
    UB2 5DH
If this transfer is made under section 37 of the Land Registration Act 1925 following a not-yet-registered dealing with part only of the land in a title, or is made under rule 72 of the Land Registration Rules 1925, include a reference to the last preceding document of title containing a description of the property.
4.  Date
    December 18, 2001

5.  Transferor (give full names and Company's Registered Number if any)
    U.S.C.  EUROPE UK LIMITED whose  registered  office is at Apexes Works Scotts Road  Southall  Middlesex UB2 5DM
    (Co. Regn. No.03183159)
6.  Transferee for entry on register (Give full names and Company's Registered Number if any; for Scottish Co.
    Reg. Nos., use an SC prefix.  For foreign companies give territory in which incorporated.)
    CHELSEA  (SCOTTS ROAD) I LIMITED (Co.  Regn. No.  4266798) and CHELSEA  (SCOTTS ROAD) II LIMITED (Co. Regn. No.
    4266804)
Unless otherwise arranged with Land Registry headquarters, a certified copy of the transferee's constitution (in
English or Welsh) will be required if it is a body corporate but is not a company registered in England and Wales
or Scotland under the Companies Acts.                                                                        3
7.  Transferee's intended  address(es) for service in the U.K. (including postcode) for entry on the register
    7 Stratford Place, London, W1C 1ST
8.       The Transferor transfers the property to the Transferee.

9.  Consideration (Place "X" in the box that applies.  State clearly the currency unit if other than sterling.
    If none of the boxes applies, insert an appropriate memorandum in the additional provisions panel.
X      The Transferor has received from the Transferee for the property the sum of

       Eight million one hundred and five thousand Pounds (£8,105,000) (payable in two tranches of £6,112,500 and
      £1,992,500).

       (insert other receipt as appropriate)

       The Transfer is not for money or anything which has a monetary value.

10. The Transferor transfers with (place "X" in the box which applies and add any modifications)
X      full title guarantee
       Provided always that:
       Section 2(1)(b) of the Law of Property (Miscellaneous Provisions) Act 1994 shall apply as if the words
       "will at the cost of the person to whom the disposition is made" were substituted for the words "will at its own cost".
OR
       limited title guarantee
       [Provided always that:
       Section 2 of the Law of Property (Miscellaneous Provisions) Act 1994 (1994 Act) shall not apply; and
       Section 3(3) 1994 Act shall apply as if the words "and that he is not aware that anyone else has done so since the last disposition for value" where deleted.]
11. Declaration of trust  Where there is more than one transferee, place "X" in the appropriate box.

       The transferees are to hold the property on trust for themselves as joint tenants and that the survivor of them can give a valid receipt for capital money on a disposition of the property.
       The transferees are to hold the property on trust for themselves as tenants in common in equal shares [in shares proportionate to their contributions to the consideration] and that the survivor of them cannot give a valid receipt for capital money on a disposition of the property and apply to the Chief Land
       Registrar for the following restriction to be entered on the Register:
       "No disposition by a sole proprietor of the land (not being a trust corporation) under which capital money arises is to be registered except under an order of the Registrar or the Court."
X      The transferees are to hold the property on trust for Chelsea (General) Partner Limited.

-------------------------------------------------------------------------------------------------------------------
12. Additional Provision(s)  Insert here any required or permitted statement, certificate or application and any agreed covenants, declarations, etc.
12.1   Definitions and Interpretation
12.1.1 Words importing the singular include the plural and vice versa and words importing one gender include both other genders.
12.1.2 Where a party comprises more than one person covenants and obligations of that party take effect as joint and several covenants and obligations.
12.2   Transferee's obligations
       The Transferee agrees with the Transferor that the Transferee and the Transferee's successors in title shall at all times hereafter comply with the covenants and conditions contained in the documents referred to in the Charges Register of the Title Number and shall indemnify and keep indemnified the Transferor against all actions costs claims demands losses and proceedings in respect of any non-compliance.
12.4   Exclusion of Third Party Rights
       Each party confirms that no term of this transfer is enforceable under the Contracts (Rights of Third
       Parties) Act 1999 by a person who is not a party to this transfer.
12.5     Application to Chief Land Registrar
       The parties hereby apply to the Chief Land Registrar to enter the following Restrictions on the
       Proprietorship Registers of the Title Numbers in the following terms:
       1.     "Except under order of the Registrar no transfer or grant of a long lease at a premium of the
              Property or any part thereof shall be registered without the consent of the Transferor (in so far as the Transferor exists and if it shall not exist no consent shall be required) which consent the
              Transferor will be obliged to grant (or the Chief Land Registrar shall be entitled to dispense with) in the case of a purchaser who has by deed entered into a direct covenant with the Transferor to observe paragraphs 2, 3, 4 and 5 of Schedule 5 to an Agreement for Sale dated
              [                             ] 2001 and between the Transferor (1) and Chelsea (General Partner)
              Limited (2)."
       2.     "Except under Order of the Register no disposition by the proprietor of the land is to be registered without the consent of the proprietor for the time being of a legal charge dated
              [                               ] 2001 and between the Transferor (1) and the Transferee (2) in so far as the proprietor still exists (and if it shall not exist no consent shall be required)."
-------------------------------------------------------------------------------------------------------------------
13. The Transferors and all other necessary parties should execute this transfer as a deed using the space below.  Forms of execution are given in Schedule 3 to the Land Registration Rules 1925.  If the transfer contains transferee's covenants or declarations or contains an application by them (e.g. for a restriction), it must also be executed by the Transferees.

SIGNED as a DEED by U.S.C. EUROPE   )
U.K. LIMITED acting by two of its directors/         )                                /s/   David Ford
a director and its secretary in the presence of:     )                  David Ford

                                                     Director

                                                       /s/   Sandra Vollman
                                                               Sandra Vollman

                                                     Director

SIGNED as a DEED by CHELSEA (SCOTTS )
ROAD) I LIMITED acting by two of its        )
directors/a director and its secretary      )           /s/   Illegible
in the presence of:                                  )        Signature Illegible

                                                     Director

                                                          /s/   Illegible
                                                     Signature Illegible
                                                     Director

SIGNED as a DEED by CHELSEA (SCOTTS         )
ROAD) II LIMITED acting by two of its       )
directors/a director and its secretary      )           /s/   Illegible
in the presence of:                                  )        Signature Illegible

                                                     Director

                                                          /s/   Illegible
                                                     Signature Illegible
                                                     Director

-------------------------------------------------------------------------------------------------------------------
Herbert Smith
Exchange House
Primrose Street
London EC2A 2HS
Tel: 020 7374 8000
Fax: 020 7374 0888
Ref: 2095/2638/30822674

DATED December 17, 2001
----------------------------------------------------------------------------
(1)        CO-OPERATIVE INSURANCE SOCIETY   LIMITED

(2)        BEARWOOD ROAD LIMITED

(3)        U.S.C. EUROPE U.K. LIMITED
----------------------------------------------------------------------------
                                   DEED
----------------------------------------------------------------------------
                                relating to

                      Brent Road, Southall, Middlesex
                                 EVERSHEDS
                               Senator House
                         85 Queen Victoria Street
                              London EC4Y 4JL
                            Tel: 020 7919 4500
                            Fax: 020 7919 4919

THIS DEED  is made the 17 day of December, Two thousand and one

BETWEEN:

(1)        CO-OPERATIVE  INSURANCE  SOCIETY  LIMITED  (Registered  No. 3615R) of Miller Street  Manchester  M60 0AL
           ("the Freehold Grantor") which expression includes its successors in title and assigns;

(2)        BEARWOOD ROAD LIMITED (Company  Registration No. 3458411) whose registered  office is at 10 Charterhouse
           Square London EC1M 6LQ ("the  Leasehold  Grantor")  which  expression  includes its  successors in title and assigns; and

(3)        U.S.C.  EUROPE  U.K.  LIMITED  (Company  Number  3183159)  whose  registered  office is at  Scotts  Road
           Southall  Middlesex  UB2 5DH ("the  Grantee"  which  expression  includes  its  successors  in title and assigns)

WHEREAS

(1)        The Freehold  Grantor is registered as Proprietor  with Title  Absolute at HM Land Registry  under Title
           Number NGL 132484 of the land known as Brent Road  Southall  in the London  Borough of Ealing  shown for identification purposes only tinted pink on the plan attached to this Deed ("Brent Road").

(2)        The Leasehold  Grantor is registered as Proprietor  with Title  Absolute under Title Number AGL 64202 of a Lease of Brent Road (or part of it) and other land made  26 August  1998 between the Freehold  Grantor
           (1) and the  Leasehold  Grantor (2) as varied by a Deed of Variation  dated 8 July 1999 between the same parties.

(3)        The Grantee has enjoyed a right of way for many years over Brent Road for the use and  enjoyment  of its adjoining  factory  and office  premises  at Scotts  Road  Southall  in the London  Borough of Ealing of
           which it is  registered  proprietor at HM Land  Registry  under title numbers  AGL56598 and AGL57478 and which land and  buildings are shown for  identification  purposes only tinted green on the plan attached to this Deed ("the Green Land").

(4)        It has now been agreed between the parties to this Deed to confirm those rights as specified below.

NOW THIS DEED WITNESSETH:-

9.

9.1      The  Freehold  Grantor and the  Leasehold  Grantor  Hereby Grant and Confirm to the Grantee full right and liberty for the Grantee and its  successors  in title and assigns and all persons  authorised by them in common with the Freehold  Grantor and the  Leasehold  Grantor and their  successors in title and assigns and all persons  authorised  by them in common with all others having the like rights to pass and repass along Brent Road (or such parts of it as are  comprised  within  their  respective  titles) at all times and with or without  vehicles and animals and for all purposes  between the publicly  adopted highway at the  southern  end of Brent Road at its  junction  with Scotts Road  Southall and all parts of the Green
           Land  (including the right to create  vehicular and pedestrian  entrances from Brent Road into the Green land) TO HOLD such  rights in fee  simple  absolutely  subject to the  provisions  of clause 1.2 of this
           Deed

9.2

9.2.1    If the  Freehold  Grantor  wishes to vary the layout of Brent  Road it may by notice in writing  propose a variation  of the same to provide a suitable  and  adequate  alternative  access route for use with or without  motor  vehicles  and  animals at all times and for all  purposes  between the publicly  adopted highway and such part of the Green Land which  currently  adjoins Brent Road at the date of this Deed as the Freehold  Grantor  shall  reasonably  propose for full use and enjoyment  of the  Green  Land and with such  notice  will  provide a draft  form of deed (the
                     "Variation  Deed") to reflect  such  variation  against  the titles of both the Green Land and
                     Brent Road;

9.2.2    the Variation  Deed shall (amongst its other  provisions)  contain a release of the rights granted by this
                     Deed;  and

9.2.3    the Freehold  Grantor and the Grantee both acting  reasonably  will  endeavour to agree such  variation to
                     Brent Road and the Variation  Deed as soon as  practicable  provided that if agreement to them has not been  reached by Deed within  three  months of the  Freehold  Grantor's  said  notice,
                     either  party  may  refer  the  matter  to  determination  by  Arbitration   pursuant  to  the
                     Arbitration  Act  1996  by an  independent  chartered  surveyor  having  at  least  10  years'
                     experience  of  property  development  work in  relation  to any  dispute as to the layout and adequacy  of Brent Road as so varied and by a solicitor  having at least 10 years'  experience of property  development  work  appointed  by the  President of the Law Society in relation to any dispute as to the form of the Variation Deed; and

9.2.4    following  approval of the Variation  Deed, the parties shall forthwith  thereafter  execute and issue the same in duplicate and procure the  registration of it on their  respective  titles at H M Land
                     Registry; and

9.2.5    the  Grantor  shall  bear all the  Grantee's  reasonable  and proper  solicitor's  and  surveyor's  costs, disbursements and Value Added Tax incurred in relation to this clause 1.2; and

9.2.6    the Grantor  shall carry out the  variations to Brent Road agreed or determined as aforesaid in a good and workmanlike  manner and at its own expense  (including  without  limitation any  accommodation works that are required to ensure the  efficacy of the access to the Green Land as  aforesaid)
                     and shall during the  continuance of such works procure that  sufficient  and adequate  access
                     (temporary or otherwise) is maintained at all times to the Green Land.

10.

10.1     The Grantee  hereby  covenants  with the Freehold  Grantor and the  Leasehold  Grantor to pay from time to time on demand of a fair share  according to user of the expense of  maintaining  repairing and renewing
           Brent Road.

10.2     Notwithstanding  the  provisions  of clause 2.1 of this Deed,  the Grantee shall be entitled at its option from time to time to repair and renew Brent Road at its own  expense  provided  that the  Grantee  shall not be  entitled  to rely on this  clause 2.2 unless it has first  given the  Freehold  Grantor  and the
           Leasehold  Grantor  reasonable  written notice of its intention to do so (such notice to include details of the works the  Grantee  proposes  to carry  out) and  unless the  Freehold  Grantor or the  Leasehold
           Grantor does not notify the Grantee in writing of its intention to carry out those works.

11.      The parties to this Deed hereby apply to the Chief Land Registrar:

11.1     for a note of this  Deed to be made on all the  titles  to  Brent  Road  and to the  Green  Land  (and the parties to this Deed mutually  agree to take all steps and do all things  necessary to  facilitate  such registration);  and

11.2     to give effect to the release in clause 4;  and

11.3     to enter a  restriction  on the  Proprietorship  Register  of the  Freehold  Grantor's  and the  Leasehold
           Grantor's  respective titles to Brent Road (or such parts of it as are comprised within their respective titles)  and on the  Proprietorship  Register  of the  Grantee's  title to the Green Land that no person shall be  registered  as  proprietors  to any such  titles  unless such party has by deed  entered  into direct covenants with the other parties to this Deed or their  respective  successors in title to comply with their respective obligations in clauses 2 and 3 of this Deed.

12.      The Grantee  releases to the Freehold  Grantor all other  rights (or claimed  rights) that the Grantee has over  Brent  Road so that from the date of this Deed the only  rights  that the  Grantee  has over Brent
           Road are those granted by this Deed.

13.      The Grantee will pay the Freehold  Grantor's and the Leasehold  Grantor's  reasonable  solicitor's  costs, disbursements  and Value Added Tax in relation to the  negotiation  and  completion of this Deed and its registration at H M Land Registry.

14.      The  parties  to this Deed do not  intend  that any of its  terms  shall be  enforceable  by virtue of the
           Contracts (Rights of Third Parties) Act 1999 by any person not a party to it.

IN  WITNESS  whereof  this Deed has been  executed  by the  parties  to it and it is  intended  to be and is hereby delivered on the date first before written

                                                   (THE COMMON SEAL  of  CO-OPERATIVE
                                                   (INSURANCE SOCIETY LIMITED was affixed
                                                   (in the presence of:

                                                         /s/   Illegible
                                                    Signature Illegible

                                                    Authorised Sealing Officer

SIGNED as a DEED by                )
BEARWOOD ROAD LIMITED              )            /s/   Illegible
acting by a Director and its Secretary       )      Signature Illegible
or by two Directors                )
                                                              Director

                                                         /s/   Illegible
                                                    Signature Illegible
                                                              Director

SIGNED as a DEED by                          )
U.S.C. EUROPE U.K. LIMITED acting  )            /s/   David Ford
by a Director and its Secretary or by two    )                David Ford
Directors                                    )

                                                                       Director

                                                              /s/   Sandra Vollman
                                                                     Sandra Vollman

                                                                       Director

DATED  December 18, 2001
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(5)      CHELSEA (SCOTTS ROAD) I LIMITED and

          CHELSEA (SCOTTS ROAD) II LIMITED

(6)      U.S.C. EUROPE UK LIMITED
----------------------------------------------------------------------------
                               LEGAL CHARGE
----------------------------------------------------------------------------
  relating to property known as factory premises at Scotts Road Southall
                             Middlesex UB2 5HD
                                 EVERSHEDS

                               Senator House
                         85 Queen Victoria Street
                              London EC4V 4JL
                            Tel: 020 7919 4500
                            Fax: 020 7919 4919

                                                     CONTENTS

Clause                                                                                                     Page

                                                    PARTICULARS

 Date                                            December 18, 2001

 Purchaser                                       CHELSEA (SCOTTS ROAD) I LIMITED  (registered number 4266798) whose registered  office  is at 7  Stratford  Place  London  W1C 1ST and
                                                 CHELSEA  (SCOTTS  ROAD) II  LIMITED  (registered  number  4266804)
                                                 whose  registered  office is also at 7 Stratford  Place London W1C
                                                 1ST.
 Vendor                                          U.S.C.  EUROPE U.K.  LIMITED  (registered  number  3183159)  whose registered office is at Scotts Road  Southall  Middlesex  UB2 5DH.
 Sale Agreement                                  An  Agreement  for Sale of the  Property  dated  December 18, 2001 made between (1) the Vendor and (2) the Purchaser.
 Property                                        The  freehold  property  known as factory  premises at Scotts Road
                                                 Southall Middlesex UB2 5HD registered under the Title Numbers.
 Title Numbers                                   AGL56598 and AGL57478

13

THIS LEGAL CHARGE is made on the date set out in the Particulars

BETWEEN

(1)      the Purchaser; and

(7)      the Vendor.

OPERATIVE PROVISIONS

15.      INTERPRETATION

15.1     Defined terms

           In this Legal Charge, the following words and expressions have the following meanings:

          "1925 Act"                                 Law of Property Act 1925
          "Charged Property"                         the Property,
          "Event of Default"                         any of the events of default set out in clause 19.1
          "Insolvency Act"                           Insolvency Act 1986
          "Interest"                                 interest  calculated in accordance  with the Sale Agreement both before and after judgment
          "Letting"                                  any  lease of the  whole or any  part of the  Property  and includes:

                                                     (a)      any underlease,  sublease,  tenancy or licence and
                                                                any   agreement   for   a   lease,   underlease,
                                                                sublease, tenancy or licence; and

                                                     (b)      any  agreement  for the sharing of  occupation  of
                                                                the Property.
          "Receiver"                                 any receiver,  administrative receiver or manager appointed by the Vendor  under this Legal  Charge or  pursuant to any statute, including the 1925 Act or the Insolvency Act
          "Secured Amounts"                          1.       the sum of One  Million  Nine  Hundred  and Ninety
                                                          Two Thousand Five Hundred  Pounds  (£1,992,500)  owing
                                                          by  the   Purchaser  to  the  Vendor  under  the  Sale
                                                          Agreement  and therein  defined as the Second  Tranche
                                                          Price and

                                                     2.       the sum of One  Million  One  Hundred  and  Twelve
                                                          Thousand  Five Hundred  Pounds  (£1,112,500)  owing by
                                                          the  Purchaser to the Vendor under the Sale  Agreement
                                                          and therein defined as the Seller's  Security together
                                                          with  interest   thereon  as  specified  in  the  Sale
                                                          Agreement

                                                     3.       Any Value Added Tax properly  payable on the Price
                                                          (as defined in the Sale  Agreement)  by the  Purchaser
                                                          to the  Vendor  pursuant  to  the  terms  of the  Sale
                                                          Agreement
          "Security"                                 any   legal   charge,    debenture,    mortgage,    pledge,
                                                     hypothecation,  lien,  assignment or other form of security or  trust  arrangement  granting  any  legal  or  equitable
                                                     charge  over  the  Charged   Property,   whether  fixed  or
                                                     floating, or conferring priority of payment
          "Warranties"                               the  warranties  given by the  Purchaser  to the  Vendor in clause 21
15.2     Construction

           In this Legal Charge:

15.2.1   the clause headings do not affect its interpretation;

15.2.2   unless  otherwise  indicated,  references to clauses and Schedules are to clauses of and Schedules to this
                     Legal Charge and  references  in a Schedule to a Part or paragraph  are to a Part or paragraph of that Schedule;

15.2.3   references to any statute or statutory provision include references to:

15.2.3.1 all Acts of Parliament and all other legislation having legal effect in the United Kingdom; and

15.2.3.2 any  subsequent  statutes  directly  or  indirectly  amending,  consolidating,   extending,  replacing  or
                                   re-enacting that statute and also include any orders,  regulations,  instruments or other subordinate legislation made under that statute;

15.2.4   references to the Vendor and the  Purchaser  include  their  respective  successors in title to this Legal
                     Charge and, in the case of individuals, their personal representatives.

15.2.5   references to the Property , the Assets and the Charged Property include any part of them;

15.2.6   references to this Legal Charge include any deeds and documents  varying or  supplemental  or ancillary to this Legal Charge or entered into pursuant to the terms of this Legal Charge;

15.2.7   references  to the  powers  of the  Vendor  or the  Receiver  are  references  to the  respective  powers, discretions  and rights given to the Vendor or a Receiver  under this Legal  Charge,  the 1925
                     Act, the Insolvency Act or otherwise given to or exercisable by the Vendor or the Receiver;

15.2.8   "including" means "including, without limitation";

15.2.9   "indemnify"  means to  indemnify  against  all  actions,  claims,  demands and  proceedings  taken or made against the Vendor or any Receiver and all costs,  damages,  expenses,  liabilities and losses incurred by the Vendor or any Receiver;

15.2.10  where two or more  persons  form a party to this Legal  Charge,  the  obligations  they  undertake  may be enforced against them all jointly or against each individually; and

15.2.11  if  any  provision  is  held  to  be  illegal,  invalid  or  unenforceable,  the  legality,  validity  and enforceability of the remainder of this Legal Charge is to be unaffected.

15.3     Particulars

           The  Particulars  form part of this Legal Charge and words and  expressions  set out in the  Particulars are to be treated as defined terms in this Legal Charge.

15.4     Effect of this Legal Charge

           This Legal Charge is in addition  to, and does not operate so as in any way to  prejudice or affect,  or be  prejudiced or affected by, any other  security or guarantee  which the Vendor may now or at any time after the date of this Legal Charge hold for or in respect of the Secured Amounts.

15.5     Contracts (Rights of Third Parties) Act 1999

           The parties to this Legal  Charge do not intend that any of its terms will be  enforceable  by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person not a party to it.

16.      CHARGE

16.1     Covenant to pay

           The  Purchaser  covenants  with the  Vendor to pay the  Secured  Amounts  to the  Vendor  together  with
           Interest to and  including  the date of  discharge  on the due date or dates for  payment in  accordance with the terms of the Sale Agreement.

16.2     Charges

           The  Purchaser  with full title  guarantee  charges the  Property by way of first legal  mortgage to the
           Vendor.

16.3     Release

           If and when no further  Secured  Amounts  are due to the Vendor and the  Purchaser  has paid all Secured
           Amounts  which have become due to the Vendor,  the Vendor will at the request and cost of the  Purchaser release the Charged Property from this Legal Charge.

16.4     Land Registry restriction

           The  Purchaser  applies  to the  Chief  Land  Registrar  to enter a  restriction  on the  proprietorship register of the Title Numbers in the following form:

           "Except  under  an  order  of the  Registrar  no  disposition  by the  proprietor  of the  land is to be registered without the consent of the proprietor for the time being of this Legal Charge"

17.      COVENANTS

17.1     Restriction on further security

           The  Purchaser  is not to create or permit any  further  Security  to be created in or over the  Charged
           Property  without the prior written consent of the Vendor such consent not to be  unreasonably  withheld or delayed

17.2     Disposals of the Property

           The  Purchaser  is not to sell or otherwise  dispose of the Property or any legal or equitable  interest in the Property without the consent of the Vendor.

17.3     Restrictions on leasing

           The Purchaser is not to create any Letting or  thereafter  to vary any Letting  without in each case the prior written consent of the Vendor such consent not to be unreasonably withheld or delayed:

17.4     Rights of access

           The  Purchaser is to permit any Receiver to enter and remain on the  Property  with or without  workmen, plant and materials to carry out any inspection, survey or valuation of the Property.

17.5     Statutory requirements

           The  Purchaser  (by way of  indemnity  only) is to comply  with all  statutory  and  other  requirements affecting the Property.

17.6     Covenants and conditions

           The Purchaser is to comply with all  covenants,  encumbrances  and  conditions  which affect the Charged
           Property or title to the Property.

18.      VARIATION OF STATUTORY POWERS

18.1     Consolidation of mortgages

           The  restrictions on the  consolidation  of mortgages in section 93 of the 1925 Act do not apply to this
           Legal Charge.

18.2     Power of leasing

           The  restriction  on the powers of the Vendor or the Receiver to grant Leases or to accept the surrender of Leases in sections 99 and 100 of the 1925 Act do not apply to this Legal Charge.

18.3     Power of sale

           For the purposes only of section 101 of the 1925 Act, the Secured  Amounts  become due and the statutory power of sale and other powers of enforcement arise immediately after execution of this Legal Charge.

18.4     Exercise of power of sale

           Section  103 of the 1925 Act does not apply to this Legal  Charge  and all moneys  secured by this Legal
           Charge are immediately payable without any demand.

18.5     Protection for buyers

           A buyer from,  tenant or other person  dealing with the Vendor or the Receiver  will not be concerned to enquire  whether any of the powers which they have  exercised  or  purported to exercise  have arisen or become exercisable.

18.6     Vendor's powers

           The power of sale and the other powers  conferred  by the 1925 Act or otherwise  are extended and varied to  authorise  the Vendor in its absolute  discretion  to do all or any of the things or exercise all or any of the powers which a Receiver is empowered to do under this Legal Charge.

19.      EVENTS OF DEFAULT

19.1     This Legal  Charge  will  become  immediately  enforceable  and the powers of the Vendor and the  Receiver exercisable in any of the following events:

19.1.1   the Purchaser does not pay the Secured Amounts within 21 days after they fall due;

19.1.2   the  Purchaser  does not  comply  with its  obligations  in this Legal  Charge  within 21 days of a formal notice to the Purchaser requiring compliance with the same;

19.1.3   an order is made for the compulsory purchase of the whole or any part of the Property;

19.1.4   a receiver  or  administrative  receiver  is  appointed  of the whole or any part of the  Property  or any person  takes  possession  of or  exercises  or  attempts  to  exercise  any  power of sale in relation to the Property;

19.1.5   an administration order is made in relation to the Purchaser;

19.1.6   a resolution is passed or an order made for the winding up of the Purchaser;

19.1.7   a voluntary arrangement is made in respect of the Purchaser under Part I of the Insolvency Act.

20.      APPOINTMENT OF RECEIVERS

20.1     Appointment of receivers

           At any time after the  Vendor's  power of sale has become  exercisable,  the Vendor may  appoint  one or more than one receiver of the Charged Property or any part of it.

20.2     Removal of restrictions on appointment

           None of the  restrictions  imposed by the 1925 Act in relation to the appointment of receivers or to the giving of notice or otherwise will apply.

20.3     Joint and several powers

           If more than one Receiver is appointed the Receiver may act jointly and severally or individually.

20.4     Additional or alternative receivers

           The Vendor may remove the  Receiver  and appoint  another  Receiver  and the Vendor may also  appoint an alternative or additional Receiver.

20.5     Agent of the Purchaser

           The Receiver will, so far as the law permits, be the agent of the Purchaser.

20.6     Continuation of powers following liquidation or bankruptcy
           The powers of the  Receiver  will  continue  in full  force and  effect  following  the  liquidation  or bankruptcy of the Purchaser.

20.7     General powers of a Receiver

           A Receiver  will have the power on behalf and at the cost of the  Purchaser to do or omit to do anything which the Purchaser could do or omit to do in relation to the Property.

20.8     Specific powers of a Receiver

           Without limitation to the powers of the Receiver, the Receiver will have full power and discretion:

20.8.1   to take possession of and generally manage the Charged Property;

20.8.2   to carry out on the Property any new works or complete any unfinished  works of building,  reconstruction, maintenance, furnishing or equipment;

20.8.3   to purchase or acquire any land and purchase, acquire or grant any interest in or right over land;

20.8.4   to sell,  charge,  grant or accept  surrenders  of leases,  licences to occupy or  franchises or otherwise deal with and dispose of the Charged Property without restriction;

20.8.5   to carry into effect and complete  any  transaction  by executing  deeds or documents in the name of or on behalf of the Purchaser;

20.8.6   to take,  continue  or defend any  proceedings,  enter  into any  arrangement  or  compromise  and,  where appropriate, refer any dispute to arbitration or expert determination;

20.8.7   to remove, store, sell or otherwise deal with any fixtures and fittings and Assets;

20.8.8   to insure the Charged  Property and any works and effect  indemnity  insurance or other similar  insurance and obtain bonds and give indemnities and security to any bondsmen;

20.8.9   to  employ  advisers,  consultants,  managers,  agents,  workmen  and  others  on such  terms and for such remuneration as the Receiver in the Receiver's absolute determination thinks fit;

20.8.10  to  purchase  materials,  tools,  equipment,  goods or  supplies  on such  terms and at such  price as the
                     Receiver in the Receiver's absolute determination thinks fit;

20.8.11  to borrow  moneys from the Vendor or others on the  security of the Charged  Property or otherwise on such terms as the Receiver may in the Receiver's  absolute  discretion think fit for the purpose of exercising any of the rights,  powers,  authorities and discretions  conferred on the Receiver by or pursuant to this Charge or for any other purpose; and

20.8.12  to do any other  acts  which the  Receiver  may  consider  to be  incidental  or  conducive  to any of the
                     Receiver's powers or to the realisation of the Charged Property.

20.9     Application of proceeds

           Sections  109(6) and 109(8) of the 1925 Act will not apply to a Receiver  appointed under this clause 20 and the net  proceeds  arising  from the  exercise of the powers of the  Receiver  will,  subject to any claims  ranking in  priority  to the  Secured  Amounts,  be applied  in or  towards  discharging  in the following order of priority:

20.9.1   the costs,  charges and expenses  incurred and payments  made by the Receiver in  connection  with or as a result of the  exercise of the  Receiver's  powers and the costs,  charges and expenses of and incidental to the Receiver's appointment which shall form part of the Secured Amounts;

20.9.2   the remuneration of the Receiver;

20.9.3   the Secured Amounts in such order as the Vendor may determine; and

20.9.4   the claims of those entitled to any surplus.

21.      WARRANTIES

21.1     The Purchaser warrants to the Vendor that:

21.1.1   neither the execution of this Legal Charge by the Purchaser nor compliance with its terms will:

21.1.1.1 conflict with or result in any breach of any law or enactment or any deed,  agreement or other  obligation or duty to which the Purchaser is bound; or

21.1.1.2 cause any  limitation  on any of the powers of the  Purchaser or on the right or ability of the  directors of the Purchaser to exercise those powers to be exceeded;

21.1.2   all consents required by the Purchaser for the execution,  delivery,  issue, validity or enforceability of this Legal Charge have been obtained and have not been withdrawn;

21.1.3   no person  having  any charge or other  form of  security  over the  Property  or any other  assets of the
                     Purchaser has enforced or given notice of its intention to enforce such security; and

21.1.4   no Event of Default has occurred or is continuing.

22.      EXCLUSION OF LIABILITY

           Liability for loss and damage

           Neither the Vendor nor any Receiver will be liable to the  Purchaser for any loss or damage  incurred by the  Purchaser  arising  out of the  exercise  of their  respective  powers or any attempt or failure to exercise those powers.

23.      POWERS

23.1     Execution of documents

           The Receiver will have power,  either in the name of the  Purchaser or in the name of the  Receiver,  to execute  documents  and do all acts or things  which may be  necessary  under  this  Legal  Charge or in exercise of the Receiver's powers.

23.2     Power of attorney

           The Purchaser  irrevocably  appoints the Vendor and separately the Receiver by way of security to be the attorney  of the  Purchaser,  with  full  power to  appoint  substitutes  and to  sub-delegate,  for the purposes set out in clause 23.3.

23.3     Extent of power of attorney

           The power of  attorney  given in clause 23.2  permits  the Vendor or the  Receiver in the name of and on behalf of the Purchaser to perfect the security given by the Purchaser under this Legal Charge.

23.4     Time for compliance

           The Vendor may from time to time waive or authorise,  on such terms and conditions,  if any, as it deems expedient,  any breach or proposed breach by the Purchaser of the Purchaser's  obligations or conditions contained in this Legal Charge without  prejudice to the Vendor's  rights and remedies in respect of any subsequent breach of them.

23.5     No liability as mortgagee in possession

           Entry into possession of the Property,  for whatever reason,  will not render the Vendor or any Receiver liable to account as mortgagee in possession.

23.6     Independence of Legal Charge

           This Legal  Charge is entered  into as an  entirely  separate  document to any other  arrangement  which might be entered  into from time to time  between  the Vendor  and the  Purchaser  or the Vendor and any
           other  person.  Irrespective  of the  validity  or  enforceability  of any such  other  arrangement  the
           Purchaser  and the Vendor  declare  that,  and it is intended  that,  this Legal Charge will remain as a valid security and in full force and effect in any event.

24.      NOTICES

24.1     Form of notices

           Any notice served under this Legal Charge is to be:

24.1.1   in writing;

24.1.2   signed by an officer of the party serving the notice or by its solicitors;

24.1.3   delivered by hand, first class post,  pre-paid or recorded  delivery or fax at the address of the party on whom it is served  set out above or such  other  address  which  they may notify in writing to the other parties at any time.

24.2     Time of receipt

           If a notice is received  after 4.00 pm on a working  day, or on a day which is not a working  day, it is to be treated as having been received on the next working day.

24.3     Deemed receipt

           Unless the time of actual  receipt is proved,  a notice served by the  following  means is to be treated as having been received;

24.3.1   if delivered by hand, at the time of delivery;

24.3.2   if sent by post, on the second working day after posting; or

24.3.3   if sent by fax, at the time of transmission.

25.      ENFORCEMENT

25.1     Governing law

           This Legal Charge is to be governed by and interpreted in accordance with English law.

25.2     Jurisdiction

           The courts of England are to have  jurisdiction in relation to any disputes  between the parties arising out of or  related  to this  Legal  Charge.  This  clause  operates  for the  benefit  of the Vendor who retains the right to sue the Purchaser  and enforce any judgment  against the Purchaser in the courts of any competent jurisdiction.

25.3     Agent for service

           The  Purchaser  appoints  ________ of ____ as its agent for the  service of any  notices or  proceedings relating to this Legal Charge.

26.      EXECUTION

           The Vendor and the  Purchaser  have executed this Legal Charge as a deed and it is delivered on the date set out in the Particulars.

SIGNED as a deed by                                     )
U.S.C. EUROPE U.K. LIMITED                              )        /s/   David Ford
acting by a director and its secretary or two           )               David Ford
directors                                               )

                                                        Director

                                                                 /s/   Sandra Vollman
                                                                        Sandra Vollman

                                                        Director

o

SIGNED as a deed by                                     )
CHELSEA (SCOTTS ROAD) I LIMITED                         )        /s/   Illegible
acting by a director and its secretary or two           )     Signature Illegible
directors                                               )

                                                        Director

                                                                 /s/   Illegible
                                                              Signature Illegible
                                                        Director

SIGNED as a deed by                                     )
CHELSEA (SCOTTS ROAD) II LIMITED                        )        /s/   Illegible
acting by a director and its secretary or two           )     Signature Illegible
directors                                               )

                                                        Director

                                                                 /s/   Illegible
                                                              Signature Illegible
                                                        Director

 DATED                                                                 2001
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(8)      SCOTTS ROAD INDUSTRIES LIMITED

(9)      U.S.C. EUROPE U.K. LIMITED

----------------------------------------------------------------------------
                             LICENCE TO OCCUPY
----------------------------------------------------------------------------

Premises:                   Factory   Premises   Scotts   Road,   Southall,
                            Middlesex UB2 5HD

                                 EVERSHEDS

                               Senator House
                         85 Queen Victoria Street
                              London EC4V 4JL
                            Tel: 020 7919 4500
                            Fax: 020 7919 4919
                             Ref: Adrian Biggs

                                                    PARTICULARS

Date                                December 17, 2001
the Licensor                        Name:                     SCOTTS ROAD INDUSTRIES LIMITED
                                    Company Number:           04229858
                                    Registered office:        Scotts Road, Southall, Middlesex UB2 5DH
the Licensee                        Name:                     U.S.C. EUROPE U.K. LIMITED
                                    Company Number:           03183159
                                    Registered office:        Apexes Works  Scotts Road  Southall  Middlesex
                                                              UB2 5DH
the Premises                        Factory   Premises  at  Scotts  Road,   Southall,   Middlesex  UB2  5DH  more
                                    particularly described in Schedule 1
the Term                            From and  including  December  17 2001 to 29  September  2002  subject to the provisions for earlier determination in this Licence Agreement
the Monthly Licence Fee             One thousand pounds (£1,000) exclusive of VAT
the Permitted Use                   Use within  Classes  B1 and/or B2 and/or B8 of the Town & Country  Planning
                                    (Use Classes) Order 1987

8

THIS  LICENCE  AGREEMENT  is made on the date  stated in the  particulars  between  the  parties  specified  in the particulars

27.      DEFINITIONS

           In this  Agreement the  expressions in column 1 of the  particulars  have the meanings given in column 2 of the particulars and the following words and expressions have the following meanings:

          "Car Park"                                 means the car park shown tinted blue on the Plan
          -------------------------------------------
          "Lease"                                    means a Lease made even date  between the  Licensee (1) and the Licensor (2)
          -------------------------------------------
          "Office Building"                          means the office building tinted orange on the Plan
          -------------------------------------------
          "Plan"                                     means the plan annexed to the Lease
          -------------------------------------------
          "Prescribed Rate"                          4%  above  the  base  lending  rate  from  time  to time of
                                                     National Westminster Bank plc
          -------------------------------------------
          "Rear Access"                              means the rear accessway tinted pink on the Plan
          -------------------------------------------
          "Retained Land"                            means  the  land  shown  tinted  green  on the  Plan  (part hatched black)  together with (after  determination  of the
                                                     Term  in  relation  to  the  Office  Building)  the  Office
                                                     Building
          -------------------------------------------
28.      INTERPRETATION

28.1     If any party to this  Agreement  at any time  consists of more than one person its  obligations  are joint and several

28.2     References  to any  person  who  is a  party  to  this  Agreement  include  references  to  that  person's successors-in-title

28.3     References  to "the  Surety"  include  any  person  who joins in this  Agreement  as a surety and also any person who may at any time guarantee the  performance  and  observance of the Licensee's  obligations in this Agreement

28.4     A reference to a statute  includes any  modification  extension or  re-enactment of it and such references and any  general  references  to  legislation  include any  instruments  regulations  directives  orders bye-laws  or  permissions  made  under  it or made by any  public  or  local  authority  except  for any reference to the Town and Country Planning (Use Classes) Order 1987

28.5     Words importing one gender include other genders

28.6     The  particulars  form part of this Agreement but the clause  headings do not affect the  construction  of this Agreement

28.7     The parties to this  Agreement  do not intend that any of its terms will be  enforceable  by virtue of the
           Contracts (Rights of Third Parties) Act 1999 by any person not a party to it.

29.      DEMISE AND RENT

29.1     The Licensor  hereby grants to the Licensee a  non-exclusive  Licence to share  occupation of the Premises in common with the  Licensor  for the Term  together  with the rights set out in Schedule 2 of the Lease but  subject to the rights and  reservations  specified  in  Schedule 3 of the Lease and  subject to the matters set out in Schedule 2 the  Licensee  paying to the Licensor as licence fee  throughout  the Term
           (and  proportionately  for any part of a year) the Licence Fee (and a proportion  of the same at a daily rate of £32.88 exclusive of VAT for any period less than a month)

30.      LICENSEE'S OBLIGATIONS

           The Licensee covenants with the Licensor throughout the Term:

30.1     Payments to the Licensor

           to pay to the Licensor :

30.1.1   the Licence fee specified in clause 3 at the times and in the manner stated and

30.1.2   on demand  all VAT  chargeable  on every VAT  supply  made by the  Licensor  to the  Licensee  under  this
                     Agreement and

30.1.3   on demand  interest at the  Prescribed  Rate on all sums due from the Licensee to the Licensor  under this
                     Agreement which remain unpaid for more than 14 days

30.2     Outgoings

30.2.1   promptly to pay all rates taxes and other impositions on the Premises

30.2.2   promptly to pay for all gas electricity water drainage  telecommunications  and other services supplied to the Premises

30.3     Joint outgoings

           to pay to the Licensor  within 7 days of demand a fair  proportion  (to be determined  reasonably by the
           Licensor)  of all rates  taxes and other  impositions  imposed  on the  Premises  in common  with  other property

30.4     Condition of the Premises and Licensee's Works

           not to  demolish  the  Premises or  intentionally  commit any act of waste upon them  PROVIDED  THAT the
           Licensee  may at any time during the term remove its plant and  equipment  and  Licensee's  fixtures and fittings  from the  Premises  without any  obligation  to make good any damage  caused by their  removal provided  that the  Licensee  shall not as a result of such  removal  works leave the Premises in such a state and  condition  which would  increase the cost of the  demolition  of the  Premises  from the cost which would have been applicable in the absence of such removal

30.5     Alterations and signs

           not to make or allow any  alterations  or additions to the Premises  whether  externally  or  internally except for  internal  non-structural  alterations  for which the Licensee  has  previously  obtained the consent of the Licensor (not to be  unreasonably  withheld) on terms  stipulated by the Licensor  (which may  include  reinstatement  at the end of the Term) nor to display  any  advertisements  or signs on or visible  from the  outside of the  Premises  without the  Licensor's  approval  (not to be  unreasonably withheld)

30.6     Use of the Premises

30.6.1   to use the  Premises  only for the  Permitted  Use and not to allow the Premises to be used as a residence or for any auction sale or for any activity which is dangerous  offensive  noxious  illegal or immoral or which is or may become a nuisance or  annoyance  to the Licensor or to the owner or occupier of any nearby property

30.6.2   not to  overload  the floors or walls of the  Premises  nor to  obstruct  or misuse  conduits  serving the
                     Premises

30.7     Alienation

           Not to assign  sublicence  part with or share  possession  or occupation of the whole or any part of the
           Premises and not to grant to any third party any rights or charges over the Premises

30.8     Compliance with statutes and notices

30.8.1   (by way of  indemnity  only) to comply  with all  statutes  and  statutory  requirements  relating  to the
                     Licensee's use of the Premises during the Term

30.8.2   to copy to the Licensor every notice served on the Licensee  which may affect the  Licensor's  interest in the Premises

30.9     Planning

           not to apply for nor to implement  any planning  permission  relating to the Premises nor seek to affect the outcome or influence any planning application made by or on behalf of the Licensor

30.10    Indemnity

           to  indemnify  the  Licensor  against all  liability  and costs  arising from the use of the Premises or their repair or condition and from the acts and defaults of the Licensee and of any Authorised Person

30.11    Termination

           when this  Agreement  ends to return the Premises  occupied by the  Licensee to the Licensor  cleared of rubbish and in the condition required by this Agreement

30.12    Title matters

           by way of indemnity only to observe and perform the matters referred to in Schedule 2

31.      INSURANCE

           Neither  the  Licensor  or the  Licensee  is  required  to insure the Premise or is either of them to be liable to the other in the case of damage or destruction occurring to them.

32.      GENERAL PROVISOS

32.1     Termination

           The Licensor is entitled to terminate  this  Agreement  whenever the Licensee has not complied  with any of the terms of this  Agreement  but  termination  does not  prejudice  any  rights of the  Licensor  in respect of previous breaches of covenant by the Licensee

32.2     No planning warranty or other rights

32.2.1   The Licensor does not warrant that the Premises are  authorised  under  planning  legislation  for use for any specific purpose

32.2.2   This  Agreement  does not confer on the Licensee any rights other than any which are  expressly set out in this Licence Agreement

32.3     Licensor not liable for damage

           Subject to any  statutory  provisions to the contrary the Licensor is not to be  responsible  for damage caused to the Premises or to persons or property at the Premises  whether  caused by any other  occupier of the Licensor or by any independent contractor

32.4     VAT

           All sums payable  under this  Agreement  by the  Licensee are  exclusive of any VAT which may be charged upon them

32.5     Notices

           All notices  demands  consents  statements and approvals under this Agreement must be in writing and all such notices may be  effectively  served by posting or delivery to the  Licensee  either at the Premises or at the  Licensee's  registered  office and to the  Licensor and the Surety  either at its  registered office or at any address specified by that party in a notice given to the other parties

33.      TERMINATION OF THE TERM

33.1     The term hereby  granted shall in relation to the Office  Building and the rights  granted to the Licensee ancillary  thereto  determine on the earlier of the expiry of seven days' notice in writing given by the
           Licensee to the Licensor  stating  that the term is to  determine in relation to the Office  Building or
           31 March 2002  whereupon  the term hereby  granted  shall in relation to the Office  Building  cease and come to an end BUT SO THAT  (subject to the  provisions  of clause 7.2) the term  hereby  granted  shall continue in relation to the remainder of the Premises

33.2     The term hereby  granted  either in relation to the whole of the Premises or (following  determination  of the term in  relation  to the Office  Building  as  prescribed  in clause  7.1),  the  remainder  of the
           Premises  shall  determine on the expiry of seven days'  notice in writing  given by the Licensee to the
           Licensor whereupon the term hereby granted shall cease and come to an end.

34.      NON-EXCLUSIVE OCCUPATION

           The parties hereby declare that nothing herein  contained  shall imply any exclusive right of occupation or possession nor any tenancy of the Premises in favour of the Licensee.

SIGNED by the parties hereto on the date stated in the particulars

                                                    SCHEDULE 8

                                            Description of the Premises

All those Factory Premises at Scotts Road, Southall, Middlesex UB2 5HD as are shown edged red on the Plan

                                                    SCHEDULE 9

                                    Matters to which this Agreement is subject

The matters contained or referred to in HM Land Registry Title Numbers AGL 56598 and AGL 57478.

SIGNED by                                               )
SCOTTS ROAD INDUSTRIES LIMITED                          )        /s/   David Ford
to sign for and on behalf of the Licensor               )               David Ford
One Director only necessary for this one                )

SIGNED by                                               )
U.S.C. EUROPE U.K. LIMITED                              )        /s/   David Ford
to sign for and on behalf of the Licensor               )               David Ford
One Director only necessary for this one                )

                                                 December 17, 2001

                                           BRENT ROAD INDUSTRIES LIMITED

                                       ------------------------------------

                                                 POWER OF ATTORNEY

                                       ------------------------------------

                                                     EVERSHEDS
                                                 Cloth Hall Court
                                                 Infirmary Street
                                                       Leeds
                                                      LS1 2JB

                                                 Tel: 01132 430391
                                                 Fax: 01132 456188

11

By this POWER OF ATTORNEY given on December 17, 2001
Brent Road Industries  Limited  (registered  number  4312409) of Scotts Road,  Southall,  Middlesex,  UB2 5DH ("the
Principal")  hereby  appoints Sandy Vollman  (hereinafter  referred to as "the Attorney") to be the true and lawful
Attorney of the Principal:

35.      to  approve  and enter  into for and on behalf of the  Principal  all such  other  documents  or deeds the
           Principal  may be or become  obliged to enter into  pursuant to the  transfer of the  Southhall  site or which any  Attorney  may  consider  necessary  or  desirable  in  connection  with the  transfer  of the
           Southhall site;

36.      to do all such  other  acts,  matters  and  things as are in the  opinion  of any  Attorney  necessary  or desirable to give effect to clause 1 of this Deed;

37.      to appoint  any other  person  also to be the  attorney  or agent of the  Principal  for any or all of the purposes of the appointment made by this Deed.

THE PRINCIPAL HEREBY DECLARES that:

1.       every deed,  document,  act, matter and thing which shall be made executed or done by any Attorney for the aforesaid  purposes  shall be as good valid and effective as if the same had been made executed or done by the Principal; and

38.      the Principal  hereby  ratifies and confirms and agrees to ratify and confirm from time to time and at all times  everything  that any Attorney  shall do or cause to be done by virtue of and in  accordance  with this Power of Attorney  including in such  ratification  or  confirmation  everything that shall be done between the time of any  revocation of this Power of Attorney and the time of such  revocation  becoming know to the Attorney.

This Power of Attorney shall be a Deed governed by and construed in accordance with English Law.

This Power of Attorney  shall in any event lose its validity  and cease to be  effective on and after  December 31,
2001.

EXECUTED as a DEED                                   )
and DELIVERED by                                     )           /s/   David Ford
BRENT ROAD INDUSTRIES LIMITED             )                    David Ford

                                                                          /s/   Francois Vissers
                                                                                 Francois Vissers